UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ENER-CORE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENER-CORE, INC.

9400 Toledo Way

Irvine, California 92618

Telephone: (949) 616-3300

July 15, 2015

Dear Stockholder:

You are cordially invited to attend Ener-Core, Inc.’s 2015 Annual Meeting of Stockholders, which will be held on Friday, August 28, 2015, at 11:00 a.m., Eastern Daylight Time, at our principal executive offices located at 9400 Toledo Way, Irvine, California 92618. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the annual meeting.

Your vote is important to us and your shares should be represented at the annual meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying Proxy Card promptly using the postage-paid envelope provided by the Company, or by using Internet or telephone voting as described in the accompanying Proxy Statement.

On behalf of the Board of Directors, thank you for your continued support of Ener-Core, Inc.

Sincerely,

/s/ Alain J. Castro
Alain J. Castro
Chief Executive Officer

ENER-CORE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 11:00 a.m., Eastern Daylight Time, on Friday, August 28, 2015

The annual meeting of stockholders of Ener-Core, Inc., a Nevada corporation (the “Company”), will be held on Friday, August 28, 2015, at 11:00 a.m., Eastern Daylight Time, at our principal executive offices located at 9400 Toledo Way, Irvine, California 92618, for the purpose of considering and acting upon the following:

1.	To elect seven directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To ratify the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To hold an advisory vote to approve executive compensation;

4.	To approve the Ener-Core, Inc. 2015 Omnibus Incentive Plan;

5.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware;

6.	To approve an adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 5; and

7.	To consider and act upon other business which may properly come before the annual meeting or any postponement or adjournment thereof.

The proposals referred to above are more fully described in the accompanying Proxy Statement. An annual report to stockholders outlining our Company’s operations during our 2014 fiscal year accompanies this notice of annual meeting and Proxy Statement.

Your vote is important. You are entitled to vote only if you were a stockholder of our Company at the close of business on July 14, 2015, the record date for the annual meeting. We hope that you will attend the annual meeting, but if you cannot do so, please complete, date, and sign the enclosed Proxy Card and return it in the accompanying envelope as promptly as possible. The Proxy Card also provides instructions on voting by telephone or electronically over the Internet. Returning the Proxy Card (or voting electronically or via telephone) will not affect your right to vote in person if you attend the annual meeting.

Dated: July 15, 2015	BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Domonic J. Carney
Domonic J. Carney,
Chief Financial Officer and Secretary Irvine, California

As used in this Proxy Statement, references to “Ener-Core,” the “Company,” “we,” “us,” “our” and similar references refer to Ener-Core, Inc. and our consolidated subsidiaries. All share and per share amounts have been adjusted to reflect the 30-for-1 forward split of outstanding capital stock effective May 6, 2013 and the 1-for-50 reverse split of outstanding capital stock effective July 8, 2015.

ENER-CORE, INC.

9400 Toledo Way

Irvine, California 92618

Telephone: (949) 616-3300

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 28, 2015

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Ener-Core, Inc., a Nevada corporation (the “Company”), for use at the 2015 annual meeting of stockholders to be held on August 28, 2015, at 11:00 a.m. (Eastern Daylight Time) (the “annual meeting”), or at any postponement or adjournment of the annual meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be held at our principal executive offices located at 9400 Toledo Way, Irvine, California 92618. The Company intends to commence mailing this Proxy Statement, the accompanying Proxy Card and the Notice of Annual Meeting of Stockholders on or about July 22, 2015, to all stockholders entitled to vote at the annual meeting.

ABOUT THE ANNUAL MEETING

Why did I receive this Proxy Statement?

You received this Proxy Statement because you held shares of the Company’s common stock on July 14, 2015 (the “Record Date”) and are entitled to vote at the annual meeting. The Board is soliciting your proxy to vote at the annual meeting.

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the annual meeting or at any postponement or adjournment of the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on the following proposals (the “Proposals”) at the annual meeting:

1.	To elect seven directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To ratify the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To hold an advisory vote to approve executive compensation;

4.	To approve the Ener-Core, Inc. 2015 Omnibus Incentive Plan;

5.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware;

6.	To approve an adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 5; and

7.	To consider and act upon other business which may properly come before the annual meeting or any postponement or adjournment thereof.

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If any other matter is properly brought before the annual meeting, your signed Proxy Card would authorize Alain J. Castro and Domonic J. Carney to vote on such matters in his discretion.

How do I vote?

Stockholders of Record—Shares Registered in Your Name

If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, LLC, on the Record Date, then you are a stockholder of record.

If you are a stockholder of record, there are three ways to vote:

1.     If you received a Proxy Card, by completing, signing, dating and returning your Proxy Card in the postage-paid envelope provided by the Company;

2.     By following the instructions for electronic voting using the Internet or by telephone, which are printed on your Proxy Card. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your Proxy Card.  If you vote via the Internet or by telephone, please do not also mail a Proxy Card; or

3.     By voting in person at the annual meeting.

Beneficial Owners—Shares Registered in the Name of a Broker, Bank or Other Agent

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your shares is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

If your shares are held in street name, you must instruct your broker or other agent that holds your shares how to vote your shares. If you do not provide such voting instructions to your broker, then your broker is not permitted to exercise discretion and will not vote your shares on any non-routine Proposal, which is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the Proposals, except for Proposal 5 (approval of our reincorporation) and, therefore, do not affect these Proposals.

With the exception of Proposal 2, the ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, all of the Proposals are considered non-routine, and thus brokers cannot use discretionary authority to vote shares if they have not received instructions from their clients. Please submit voting instructions to your broker or other agent so that your vote is counted.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all stockholders?

The Company had 2,463,919 outstanding shares of common stock on the Record Date, and each of those shares is entitled to one vote. Stockholders are not entitled to cumulate voting rights.

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How many shares of common stock must be present or represented by proxy in order to conduct business at the annual meeting?

A majority of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting. Both abstentions and broker non-votes are counted for purposes of determining a quorum. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the annual meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1—Election of seven members to the Board	Plurality of the votes cast (the seven directors receiving the most “For” votes shall be elected)	No

Proposal 2—Ratification of the Appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015	The affirmative vote of the majority of the votes cast	Yes

Proposal 3—Advisory vote to approve executive compensation	The affirmative vote of the majority of the votes cast	No

Proposal 4—Approval of the Ener-Core, Inc. 2015 Omnibus Incentive Plan	The affirmative vote of the majority of the votes cast	No

Proposal 5—Approval of our reincorporation from the State of Nevada to the State of Delaware	The affirmative vote of the majority of the issued and outstanding shares of common stock entitled to vote	No

Proposal 6—Approval of an adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 5	The affirmative vote of the majority of the votes cast	No

For purposes of Proposals 1, 2, 3, 4 and 6, broker non-votes are not considered “votes cast” at the annual meeting and thus will have no effect on the outcome of such Proposals. For purposes of Proposals 2, 3, 4 and 6, abstentions are not considered “votes cast” at the annual meeting and thus will have no effect on the outcome of such Proposals. Because Proposal 5 requires the affirmative approval of the majority of the issued and outstanding shares of common stock entitled to vote, broker non-votes and abstentions will have the effect of a vote against such Proposal.

The advisory vote on executive compensation (Proposal 3) is non-binding; however, the Board and the Compensation Committee of the Board will take into account the outcome of the stockholder vote on this Proposal at the annual meeting when considering future executive compensation arrangements.

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How does Ener-Core’s Board Recommend that I vote?

Our Board recommends that you vote:

●	FOR all seven nominees named in this Proxy Statement in Proposal 1;

●	FOR Proposal 2—Ratification of Appointment of SingerLewak LLP as the Company’s Independent Registered Public Accounting Firm;

●	FOR Proposal 3—Advisory Vote to Approve Executive Compensation;

●	FOR Proposal 4—Approval of the Ener-Core, Inc. 2015 Omnibus Incentive Plan;

●	FOR Proposal 5—Approval of Reincorporation from the State of Nevada to the State of Delaware; and

●	FOR Proposal 6—Approval of Adjournment of Annual Meeting, if necessary, to Solicit Additional Proxies if There are Insufficient Votes in Favor of Proposal 5.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes. You may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via the Internet or by telephone), or by delivering written notice of revocation of your proxy to the Secretary of the Company at our principal executive offices, located at 9400 Toledo Way, Irvine, California 92618, in each case before the exercise of the previously delivered proxy at the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a brokerage firm, bank, dealer or other similar organization, you must contact that brokerage firm, bank, dealer or other similar organization to revoke any prior voting instructions. You may also revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the annual meeting?” below.

Who can attend the annual meeting?

Any person who was a stockholder of the Company on the Record Date may attend the annual meeting. If you own shares in street name, you should ask your brokerage firm, bank, dealer or other similar organization for a legal proxy to bring with you to the annual meeting. If you do not receive a legal proxy in time, you should bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the annual meeting. You will not, however, be able to vote your shares at the annual meeting without a legal proxy.

What happens if I sign and return the Proxy Card but do not indicate how to vote on a proposal?

If you duly execute your Proxy Card but do not provide instructions on how your shares should vote, your shares will be voted “For” the election of all of the director nominees identified in Proposal 1, “For” the ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, “For” the advisory vote to approve executive compensation, “For” the approval of the Ener-Core, Inc. 2015 Omnibus Incentive Plan, “For” the reincorporation of the Company from the State of Nevada to the State of Delaware and “For” the approval of an adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the reincorporation proposal.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the annual meeting.

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When are stockholder proposals due for the next annual meeting?

We presently intend to hold our next annual meeting of stockholders on August 1, 2016. Any appropriate proposal submitted by a stockholder for inclusion in the Company’s proxy statement and intended to be presented at the next annual meeting of stockholders must be submitted in writing to our Secretary at 9400 Toledo Way, Irvine, California 92618, and received no later than March 24, 2016 in order to be includable in the Company’s proxy statement and related proxy for the next annual meeting of stockholders. Such proposals will need to comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, stockholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about the Company?

Copies of our Annual Report on Form 10-K will be furnished without charge to stockholders upon written request. Exhibits to the Annual Report on Form 10-K will be provided upon written request. All written requests should be directed to: Ener-Core, Inc., Secretary, 9400 Toledo Way, Irvine, California 92618.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549. Copies of such filings may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, District of Columbia 20549.

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PROPOSAL 1: ELECTION OF DIRECTORS

Under our bylaws, the number of directors of the Company shall be not less than one (1) nor more than seven (7) as fixed from time to time by resolution of the Board. The Board has fixed the number of directors at seven (7). Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal.

Currently, the Board consists of seven members. Seven directors will be elected to the Board at the annual meeting. The Board has nominated Alain J. Castro, Michael J. Hammons, Christopher J. Brown, Jeffrey A. Horn, Bennet P. Tchaikovsky, Ian C. Copeland and Eric Helenek for re-election at the annual meeting. Because our common stock is quoted on the OTCQB tier of the OTC Market (“OTCQB”), and not listed on a national securities exchange, we are not subject to corporate governance listing standards, including director independence listing standards. Although we are not required to do so under any national securities exchange listing standards, the Board has affirmatively determined that Messrs. Hammons, Horn, Tchaikovsky, Copeland and Helenek are “independent” for purposes of Nasdaq Listing Rule 5605(a)(2) and the Company’s Corporate Governance Guidelines.

Directors are elected by a plurality of the votes cast in person or by proxy at the annual meeting and entitled to vote on the election of directors. “Plurality” means that the director nominees receiving the highest number of affirmative votes of the votes cast will be elected as directors, up to the number of directors to be elected at the annual meeting. Therefore, any shares that are not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the outcome of the election of directors. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve. If any director nominee is unable to serve or will not serve as a director, then the persons designated as proxies on the Proxy Card will vote for a nominee or nominees designated by the Board.

All of the Company’s directors are expected to attend the annual meeting. All of our directors attended last year’s annual meeting of stockholders, either telephonically or in person.

INFORMATION ABOUT THE DIRECTOR NOMINEES

Name	Age(1)	Position
Alain J. Castro	45	Chief Executive Officer and Director
Michael J. Hammons(2)	45	Chairman of the Board
Christopher J. Brown, Ph.D.	38	Director
Jeffrey A. Horn	60	Director
Bennet P. Tchaikovsky(3)	46	Director
Ian C. Copeland(4)	52	Director
Eric Helenek	39	Director

(1)	The information provided in this table is as of the date of this Proxy Statement.
(2)	Chairman of the Nominating and Corporate Governance Committee.
(3)	Chairman of the Audit Committee.
(4)	Chairman of the Compensation Committee.

Alain J. Castro, Chief Executive Officer and Director

Mr. Castro has been the Chief Executive Officer and a director of Ener-Core Power, Inc., our wholly owned subsidiary (“Ener-Core Power”), since May 14, 2013 and the Company’s Chief Executive Officer and director since the merger of Ener-Core Power and Flex Merger Acquisition Sub, Inc. effective as of July 1, 2013 (the “Merger”). He founded International Energy Ventures Limited, a United Kingdom-based investor of clean tech companies and renewable energy projects, in May 2003. Between February 2008 and June 2011, Mr. Castro served in various capacities (including president and a director) of the North and South America divisions of Akuo Energy, an international developer and operator of renewable energy projects. Prior to his career in the renewable energy sector, he was a partner at Ernst & Young Consulting (in the Mercosur region of Latin America), an international advisory services firm. Mr. Castro participated in the Sloan Executive Masters Program at the London Business School and received his B.S. in Industrial and Mechanical Engineering from the University of Texas. The Board concluded that Mr. Castro’s experience with clean tech companies and renewable energy projects, as well as his previous executive-level experience, coupled with his position as our Chief Executive Officer, made his nomination as one of our directors appropriate.

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Michael J. Hammons, Chairman of the Board, Independent Director and Chairman of the Nominating and Corporate Governance Committee

Mr. Hammons became Chairman of the Board as of the closing of the Merger and chairman of our Nominating and Corporate Governance Committee on July 14, 2015. Commencing with the inception of Ener-Core Power until the closing of the Merger, he served as its Chairman of the Board. From June 2009 to February 2014, Mr. Hammons was a partner at SAIL Venture Partners II, LLC, an investor in energy and water technology companies, which was the management company and general partner of SAIL Venture Partners II, LP. From September 2008 through March 2009, he was the chief executive officer of Vigilistics, Inc., a Mission Viejo, California-based software company and, from August 2007 to May 2008, the Chief Executive Officer of Nexiant, Inc., an Irvine, California-based provider of proprietary technology solutions for the maintenance, repair, and operations inventory space. From 2011 until March 2015, Mr. Hammons served as chairman and director of the board of directors of Enerpulse Technologies, Inc. Mr. Hammons received his B.S. in Industrial Engineering from California Polytechnic State University, San Luis Obispo, and his M.B.A. from Harvard Business School. The Board concluded that Mr. Hammons’ experience as a partner in SAIL Venture Partners II, LLC, with its investment portfolio, his management expertise in respect of companies similarly situated, and his familiarity with us, both prior and subsequent to the spin-off, coupled with his service as the Chairman of Ener-Core Power’s board prior to the closing of the Merger, made his nomination as one of our directors appropriate.

Christopher J. Brown, Ph.D., Director

Mr. Brown became one of our directors as of the closing of the Merger. Commencing with the inception of Ener-Core Power until the closing of the Merger, he served as one of its directors. Since December 2010, Dr. Brown has been a principal of SAIL Capital Partners, LLC. From May through August 2009, he was a business development consultant for Stion Corporation, a San Jose, California-based high-efficiency, low-cost thin film solar panel manufacturer and, from October 2005 through October 2008, the chief executive officer of Chromafix, a Raleigh, North Carolina-based cleantech textile dye manufacturing company. Dr. Brown received his M.B.A. from Harvard Business School in 2010, his Ph.D. in physics from North Carolina State University in 2008, and his B.S. in physics from the College of Charleston in 1999. The Board concluded that Dr. Brown’s experience as a principal in SAIL Capital Partners, LLC, with its investment portfolio, and his familiarity with us, both prior and subsequent to the spin-off, coupled with his service on Ener-Core Power’s board prior to the closing of the Merger, made his nomination as one of our directors appropriate.

Jeffrey A. Horn, Independent Director

Mr. Horn became one of our directors on May 28, 2014. Mr. Horn’s career spanned over 34 years at Caterpillar Inc., including most recently as Managing Director of Caterpillar Power Generation Systems in Houston beginning in January 2009, before retiring in January 2012. Caterpillar Inc. is not related to or affiliated with the Company. Mr. Horn received his B.S. degree in Economics from the University of Wisconsin, Madison, in 1977. The Board concluded that Mr. Horn’s background in the power equipment sector, coupled with his work experience in the mining industry which is a target market for the Company’s products, made his nomination as one of our directors appropriate.

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Bennet P. Tchaikovsky, Independent Director and Chairman of the Audit Committee

Mr. Tchaikovsky became one of our directors and chairman of our Audit Committee on November 25, 2013. Since August 2014, Mr. Tchaikovsky has been a full time Assistant Professor at Irvine Valley College where he teaches courses in financial and managerial accounting. From April 2010 through August 2013, Mr. Tchaikovsky served as the Chief Financial Officer of VLOV Inc., a China-based clothing designer and distributor that was also a U.S. publicly traded company. From September 2009 to July 2011, Mr. Tchaikovsky served as Chief Financial Officer of China Jo-Jo Drugstores, Inc., a U.S. public company operating a chain of pharmacies in China, where he also served as a director from August 2011 through January 2013. From May 2008 to April 2010, Mr. Tchaikovsky served as the Chief Financial Officer of Skystar Bio-Pharmaceutical Company, a U.S. public company that manufactures and distributes veterinary medicines and related products in China, which he performed on a part-time basis and assisted primarily with preparing its financial statements and other financial reporting obligations. From March 2008 through November 2009, Mr. Tchaikovsky was a director of Ever-Glory International Group, a U.S. public company and apparel manufacturer based in China, and served on the audit committee as chairman and on the compensation committee as a member. From December 2008 through November 2009, Mr. Tchaikovsky was a director of Sino Clean Energy, Inc., which was a U.S. public company that manufactured coal fuel substitute in China, and served on the audit committee as chairman and on both the compensation and nominating committees as a member. None of the foregoing companies is related to or affiliated with us. Mr. Tchaikovsky is a licensed Certified Public Accountant and an active member of the California State Bar. He received a B.A. in Business Economics from the University of California at Santa Barbara, and a J.D. from Southwestern University School of Law. The Board concluded that Mr. Tchaikovsky’s experience with U.S. public companies, as well as his legal and accounting backgrounds, made his nomination as one of our directors appropriate.

Ian C. Copeland, Independent Director and Chairman of the Compensation Committee

Mr. Copeland became one of our directors on December 1, 2014 and chairman of our Compensation Committee on July 14, 2015. Mr. Copeland brings over 25 years of global experience in developing, financing and managing world-class projects and companies in the power, rail, water and mining markets. Before retiring at the end of 2012, Mr. Copeland was a Senior Vice President of Bechtel Corporation. During his 15-year tenure with Bechtel Corporation, he served in various capacities including President of the Fossil Power, Communications and Renewable Power businesses and Managing Director of Bechtel Enterprises. Previously, Mr. Copeland held senior management positions with Wärtsilä Corporation and Hannon Armstrong & Company. Mr. Copeland began his career with the utility consulting practice of Booz Allen Hamilton after graduating from Rutgers University with degrees in physics and mechanical engineering. The Board concluded that Mr. Copeland’s background in international business including experience developing, financing, and managing projects in the power and infrastructure markets, made his nomination as one of our directors appropriate.

Eric Helenek, Independent Director

Mr. Helenek became one of our directors on May 18, 2015. Mr. Helenek brings over 17 years of global experience in the public equity markets as an investment banker. From June 2013 to May 2015, Mr. Helenek was a Managing Director in Cowen and Company’s Capital Markets Group, where he was responsible for equity and equity-linked financing transactions for growth companies. From 2007 to March 2013, Mr. Helenek worked as a Director in the Alternative Capital Finance group at Lazard Frères. Additionally, Mr. Helenek’s banking and capital markets experience includes positions at Piper Jaffray and SG Cowen. The Board concluded that Mr. Helenek’s background in the public financial markets and his experience in investment banking made his nomination as one of our directors appropriate. The Company’s Chief Executive Officer recommended to the Board that Mr. Helenek be appointed as one of our directors.

Vote Required

The seven director nominees receiving the highest number of affirmative votes of the vote cast shall be elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES NAMED IN THIS PROXY STATEMENT.

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CORPORATE GOVERNANCE

The Board currently consists of seven members. Our bylaws provide that our directors will hold office until their successors have been duly elected and qualified. The Board is responsible for the business and affairs of the Company and considers various matters that require its approval.

Our common stock is currently quoted on the OTCQB under the symbol “ENCR.” The OTCQB does not require issuers to comply with corporate governance listing standards that issuers listed on a national securities exchange, such as the New York Stock Exchange and the Nasdaq Stock Market, are required to comply with. As a matter of corporate governance best practices, we have taken actions to improve our corporate governance, including establishing a board of directors with a majority of directors who are “independent” for purposes of Nasdaq Listing Rule 5605(a)(2) and a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. We have also adopted Corporate Governance Guidelines, a Code of Ethics, an Insider Trading Policy and other similar corporate policies.

Independence of the Board

Based upon information submitted by Messrs. Hammons, Horn, Tchaikovsky, Copeland and Helenek, the Board has determined that each of them is “independent” for purposes of Nasdaq Listing Rule 5605(a)(2), even though such definition of independence does not currently apply to us because we are not currently listed on the Nasdaq Stock Market, and under our Corporate Governance Guidelines. In making its determination that Mr. Helenek is independent, the Board considered Mr. Helenek’s employment with Cowen and Company, LLC and the Company’s relationship with Cowen as the Company’s financial advisor in prior transactions. Messrs. Castro and Brown are not independent directors. Under the Corporate Governance Guidelines, which are available at http://ir.ener-core.com/governance-docs, no director will be considered “independent” unless the Board affirmatively determines that the director has no direct or indirect material relationship with the Company.

Code of Ethics

The Company’s Code of Ethics, which applies to all officers, directors and employees, was adopted by the Board on September 24, 2013. The Code of Ethics was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 31, 2015 and is also available on the Company’s website at http://ir.ener-core.com/governance-docs.

Meetings of the Board

During the fiscal year ended December 31, 2014, the Board met four times and took action by unanimous written consent eleven times. Each incumbent director serving during the fiscal year ended December 31, 2014 attended at least 75% of the aggregate of all Board and applicable committee meetings during the period that he served as a director.

Our Corporate Governance Guidelines, which are available at http://ir.ener-core.com/governance-docs, provide that the Company will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend the Company’s annual meeting of stockholders, absent an unavoidable and irreconcilable conflict.

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Information Regarding Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides membership and meeting information for these committees for the fiscal year ended December 31, 2014:

Name	Audit		Compensation		Nominating and Corporate Governance
Alain J. Castro
Michael J. Hammons
Christopher J. Brown, Ph.D.
Jeffrey A. Horn(1)
Stephen L. Johnson(2)			X	(3)
Bennet P. Tchaikovsky	X	(3)(4)
Ian C. Copeland(5)

Total meetings in year ended December 31, 2014	4		0		0
Total actions by unanimous written consent in year ended December 31, 2014	0		0		0

(1)	Appointed on May 28, 2014.
(2)	Resigned on May 26, 2014.
(3)	Committee chairman.
(4)	“Audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K.
(5)	Appointed on December 1, 2014.

Below is a description of each committee as it is presently constituted. The Board has determined that each current member of each committee meets certain SEC and Nasdaq rules and regulations regarding “independence”, as well as “independence” under our Corporate Governance Guidelines, and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee currently consists of Messrs. Tchaikovsky (Chairman), Helenek and Horn. The Audit Committee operates under a written charter, which is available at http://ir.ener-core.com/governance-docs. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In addition to other powers and responsibilities, the Audit Committee (i) is directly responsible for the appointment, compensation, retention, oversight and termination, if necessary, of the independent registered public accounting firm, (ii) reviews the independence and quality control procedures of the independent registered public accounting firm, (iii) reviews and discusses the annual audited financial statements with management and the independent registered public accounting firm, and (iv) reviews, and approves as appropriate, all related party transactions.

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Compensation Committee

The Compensation Committee currently consists of Messrs. Copeland (Chairman) and Horn. The Compensation Committee operates under a written charter, which is available at http://ir.ener-core.com/governance-docs. The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy materials and to review and discuss with management the Compensation Discussion and Analysis to be included in the proxy materials in accordance with applicable rules and regulations. In addition to other powers and responsibilities, the Compensation Committee shall (i) review the compensation philosophy of the Company, (ii) review and approve the Chief Executive Officer’s compensation, (iii) review and approve, in consultation with the Chief Executive Officer, all compensation for other officers of the Company, (iv) review and approve employment agreements and severance arrangements for the Chief Executive Officer and other officers of the Company and (v) prepare and approve the Compensation Committee report to be included in the Company’s annual proxy statement.

For additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation, see the section entitled “Compensation Discussion and Analysis” and “Director Compensation” of this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Hammons (Chairman) and Helenek. The Nominating and Corporate Governance Committee operates under a written charter, which is available at http://ir.ener-core.com/governance-docs. The purpose of the Nominating and Corporate Governance Committee is to assist the Board in identifying qualified candidates to become Board members, selecting director nominees for election at the annual meeting of stockholders, selecting candidates to fill any vacancies on the Board and overseeing the evaluation of the Board. In addition to other powers and responsibilities, the Nominating and Corporate Governance Committee shall (i) prior to each annual meeting of stockholders at which directors are to be elected, recommend to the Board director candidates for nomination by the Board, (ii) after a vacancy arises on the Board or if a director advises of his or her resignation, recommend to the Board director candidates to fill such vacancy, (iii) at least annually review the performance of each current director and recommend to the Board whether such director should be nominated for an additional term, (iv) assist the Board in the Board’s annual review of its performance and make appropriate recommendations to improve performance and (v) make recommendations to the Board regarding Board size and composition and composition of the committees.

The Corporate Governance and Nominating Committee identifies potential director candidates through a variety of sources, including recommendations made by current or former directors, members of our executive management, stockholders and business, academic and industry contacts. When appropriate, a search firm may be retained by the Corporate Governance and Nominating Committee to identify director candidates.

Our Corporate Governance Guidelines set forth the following criteria with respect to director nominees:

●	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards;

●	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;

●	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;

●	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders; and

●	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's stockholders and to fulfill the responsibilities of a director.

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The Corporate Governance and Nominating Committee reviews and assesses at least annually the skills and characteristics of Board members, as well as the composition of the Board as a whole. The Corporate Governance and Nominating Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of the Board. Additionally, the Nominating and Corporate Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates.

In assessing the composition of the Board, the Corporate Governance and Nominating Committee considers the Board’s current and anticipated needs, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business and the markets that we serve. In evaluating potential director candidates, the Corporate Governance and Nominating Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Corporate Governance and Nominating Committee’s objectives for the overall composition of the Board, as well as the candidates’ ability and willingness to devote adequate time to Board responsibilities. When appropriate, the Corporate Governance and Nominating Committee will recommend qualified candidates for nomination by the entire Board.

In accordance with our bylaws and Corporate Governance Guidelines, stockholders may also nominate a candidate for election as director by complying with certain notice and other requirements set forth therein. See “Director Nominees for 2016 Meeting” below for additional information regarding stockholder nominations. If the Corporate Governance and Nominating Committee or the Board determines that any nomination made by a stockholder was not made in accordance with the proper procedures, the rules and regulations promulgated under the Securities and Exchange Commission or other applicable laws or regulations, such nomination will be void. As noted below, the Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has the authority to appoint, compensate, retain, oversee and terminate the independent registered public accounting firm. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

●	reviewed and discussed the audited financial statements with management and the independent registered public accounting firm;

●	discussed with the independent registered public accounting firm the matters required to be discussed under applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”);

●	received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence; and

●	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board

/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky, Chairman of the Audit Committee

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Stockholder Communications with the Board

Under the Corporate Governance Guidelines, stockholders can send communications intended for the Board or non-management directors to the attention of the Company’s Secretary at 9400 Toledo Way, Irvine, California 92618. All such communications should prominently indicate on the outside of the envelope that it is intended for the Board, the non-management directors or any specific directors. Communications received in writing will be collected, organized and processed by the Secretary, who will distribute the communications to members of the Board as appropriate, depending on the facts and circumstances outlined in the communication received. Comments or questions regarding the Company’s accounting, internal controls, or auditing matters will generally be referred to the Chair of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will generally be referred to the Chair of the Nominating and Corporate Governance Committee. If no director is specified, the communication will be forwarded to the entire Board.

Board Leadership Structure and Role in Risk Oversight

Under the Corporate Governance Guidelines, the Board is free to select the Chairman of the Board and the Chief Executive Officer in a manner that it considers to be in the best interests of the Company at the time of selection. Currently, Mr. Castro serves as Chief Executive Officer and as a member of the Board, and Mr. Hammons serves as Chairman of the Board. We currently believe that this leadership structure is in the best interests of the Company and strikes an appropriate balance between our Chief Executive Officer’s responsibility for the day-to-day management of the Company and the Chairman of the Board’s responsibility to provide oversight, including setting the Board’s meeting agendas and presiding at executive sessions of the independent directors. Mr. Castro provides a strong link between management and the Board, which we believe promotes clear communication and enhances strategic planning and implementation of corporate strategies. Overall, we believe that having our Chief Executive Officer also serve as a director helps provide strong, unified leadership for our management team. Additionally, in addition to having a non-executive Chairman of the Board, four of our seven current Board members have been deemed to be “independent” by the Board, which we believe provides sufficient independent oversight of our management. Because the Company has a non-executive Chairman of the Board, the Board has not designated a lead independent director.

The Board, as a whole and also at the committee level, plays an active role overseeing the overall management of the Company’s risks. Our Audit Committee reviews risks related to financial and operational items with our management and the Company’s independent registered public accounting firm. The Board is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to the Board and who supervise day-to-day risk management.

Director Compensation

The Compensation Committee has the authority and responsibility to review and evaluate periodically the cash and equity compensation paid to non-employee directors. Based on such review and evaluation, the Compensation Committee makes recommendations to our Board, and the Board approves all non-employee director compensation in its sole discretion. In evaluating and making its recommendations regarding non-employee director compensation, the Compensation Committee informally considers competitive market practices by reviewing publicly available information relating to compensation of non-employee directors at other comparable companies. The Compensation Committee did not rely on any consultants or utilize any peer company comparisons or benchmarking in setting non-employee director compensation levels for fiscal 2014.

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The following table provides 2014 compensation information for our non-employee directors:

Director Compensation Table(1)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Total ($)

Michael J. Hammons(3)	—	—	46,894	46,894
Chris Brown	—	—	—	—
Stephen L. Johnson(4)	18,067	—	126,829	144,896
Bennet P. Tchaikovsky(5)	30,000	—	252,500	282,500
Jeffrey Horn(6)	23,333	—	131,185	154,518
Ian Copeland(7)	3,333	—	46,894	50,227
Eric Helenek(8)	—	—	—	—

(1)	All share figures and exercise prices noted in the footnotes to this table are as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015.
(2)	The amounts shown in this column represent the aggregate grant date fair value of stock options granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not paid to or realized by the Director. See Note 12 of the notes to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options.
(3)	Mr. Hammons serves as our Chairman of the Board and has served as our Nominating and Corporate Governance Committee Chairman since July 14, 2015. On November 28, 2014, we entered into a stock option agreement with Mr. Hammons dated as of November 28, 2014 to purchase 6,000 shares of the Company’s common stock at an exercise price per share of $8.00. The agreement provides for the option to vest as follows: (i) 1/2 of the total number of shares on the grant date, and (ii) 1/18 of the total number of shares each month thereafter.
(4)	Dr. Johnson served as a Director from May 1, 2013 until May 2014. On May 26, 2014, Dr. Johnson resigned from our Board but remained on our advisory board. On July 1, 2013, we issued Dr. Johnson an option to purchase 5,000 shares of the Company’s common stock at an exercise price per share of $65.00. On April 28, 2014, the Company cancelled these options and issued Dr. Johnson an option to purchase 5,000 shares of the Company’s common stock at an exercise price per share of $17.50, with 15% of the grant vesting on the grant date and the remainder vesting over 36 months. After Dr. Johnson’s resignation, the Company vested an additional 1,695 shares underlying options, cancelled the remaining unvested options and paid Dr. Johnson $18,067 in accrued Board fees in cash. Dr. Johnson’s vested options shall remain outstanding and exercisable while he continues to participate on our advisory board. As of December 31, 2014, 2,445 option shares were vested and exercisable.
(5)	Mr. Tchaikovsky has served as a Director and as our Audit Committee Chairman since November 2013. Beginning in April 2014, we began to pay Mr. Tchaikovsky an annual fee of $40,000. On November 22, 2013, we issued Mr. Tchaikovsky an option to purchase 5,000 shares of the Company’s common stock at an exercise price per share of $76.00. On April 28, 2014, the Company cancelled these options and issued Mr. Tchaikovsky an option to purchase 5,000 shares of the Company’s common stock at an exercise price per share of $17.50, with 15% of the grant vesting on the grant date and the remainder vesting over 36 months.
(6)	Mr. Horn has served as a Director since May 2014 and is paid an annual fee of $40,000. On May 28, 2014, we issued Mr. Horn an option to purchase 6,000 shares of the Company’s common stock at an exercise price per share of $22.00, vesting ratably over 36 months.
(7)	Mr. Copeland has served as a Director since December 2014 and as our Compensation Committee Chairman since July 14, 2015 and is paid an annual fee of $40,000. On November 28, 2014, we issued Mr. Copeland an option to purchase 6,000 shares of the Company’s common stock at an exercise price per share of $8.00, vesting ratably over 36 months.
(8)

Mr. Helenek has served as a Director since May 2015 and is paid an annual fee of $40,000. On May 18, 2015, we issued Mr. Helenek an option to purchase 6,000 shares of the Company’s common stock at an exercise price per share of $9.50, with 1/4 of the grant vesting on May 18, 2016 and 1/48 of the grant vesting ratably each month thereafter.

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We have the following agreements with our directors for their services on the Board. All share figures and exercise prices for our common stock (but not the share and per share amounts for the common stock of Ener-Core Power) noted in the following summaries are as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015:

Our Agreement with Dr. Johnson:

In April 2013, Ener-Core Power entered into a letter agreement with Dr. Johnson to serve on its board, commencing May 1, 2013. The agreement provides as compensation and subject to the approval of the Board, a grant to Dr. Johnson of an option to purchase up to 250,000 shares of Ener-Core Power’s common stock at an exercise price equal to the per share fair market value on the date that the Board approve the grant. The agreement provides that the option vests as follows: (i) 1/4 of the total number of shares subject to the award vest on May 1, 2014 and (ii) 1/48 of the total number of shares subject to the award vest on a monthly basis thereafter. In addition, the agreement provides for reimbursement of all reasonable travel expenses in connection with attending board meetings. The agreement also provides for indemnity of Dr. Johnson.

Dr. Johnson joined the Board at the closing of the Merger, and we assumed his letter agreement with Ener-Core Power accordingly. In connection therewith, and pursuant to the letter agreement, we entered into a stock option agreement with Dr. Johnson dated as of July 3, 2013, pursuant to which we granted him an option to purchase 5,000 shares of our common stock. The agreement provides that the option vests as follows: (i) 1/3 of the total number of shares subject to the award vest on November 1, 2013 and (ii) 1/45 of the total number of shares subject to the award vest on a monthly basis thereafter.

On May 26, 2014, Dr. Johnson resigned as a director but will serve the Company in an advisory capacity.

Our Agreement with Mr. Tchaikovsky:

On November 22, 2013, Mr. Tchaikovsky accepted his appointment to our Board and as Chairman of our Audit Committee pursuant to our offer letter dated November 10, 2013. The offer letter provides for the grant of an option under our 2013 Equity Award Incentive Plan (the “2013 Plan”) to purchase 5,000 shares of our common stock at an exercise price equal to the per share closing price on November 25, 2013 (as adjusted for the 1-for-50 reverse split), being the fair market value on such date. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000, subject to annual reviews by the Compensation Committee, approval by the Board and approval of the stockholders as appropriate. We also agreed to reimburse Mr. Tchaikovsky for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Tchaikovsky, dated as of November 25, 2013, pursuant to which we granted Mr. Tchaikovsky an option to purchase 5,000 shares of our common stock. The agreement provides that the option vests as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/48 of the total number of shares subject to the award will vest on a monthly basis thereafter.

Our Agreement with Mr. Horn:

On May 28, 2014, Mr. Horn accepted his appointment to our Board pursuant to our offer letter dated May 19, 2014. The offer letter provides for the grant of an option under the 2013 Plan to purchase 6,000 shares of our common stock at an exercise price equal to the per share closing price on May 28, 2014 (as adjusted for the 1-for-50 reverse split), the fair market value on such date. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000 payable monthly, although such fee is not guaranteed. We also agreed to reimburse Mr. Horn for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

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In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Horn, dated as of May 28, 2014, pursuant to which we granted Mr. Horn an option to purchase 6,000 shares of our common stock, at an exercise price of $22.00 per share, the fair market value on the date the Board approved the grant. The agreement provides for 1/36 of the total number of shares subject to the award to vest each month beginning June 28, 2014.

Our Agreement with Mr. Copeland:

On December 1, 2014, Mr. Copeland accepted his appointment to our Board pursuant to our offer letter dated November 24, 2014. The offer letter provides for the grant of an option under the 2013 Plan to purchase 6,000 shares of our common stock at an exercise price equal to the per share closing price on November 28, 2014 (as adjusted for the 1-for-50 reverse split), the fair market value on such date. In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000, payable monthly, although such fee is not guaranteed. We also agreed to reimburse Mr. Copeland for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Copeland, dated as of November 28, 2014, pursuant to which we granted Mr. Copeland an option to purchase 6,000 shares of our common stock, at an exercise price of $8.00 per share, the fair market value on the date the Board approved the grant. The agreement provides for 1/36 of the total number of shares subject to the award to vest each month beginning January 1, 2015.

Our Agreement with Mr. Hammons:

As compensation for his services as a director and Chairman of the Board, on November 28, 2014, the Board granted Mr. Hammons an option under the 2013 Plan to purchase 6,000 shares of our common stock, at an exercise price equal to the per share closing price on November 28, 2014, the fair market value on such date (as adjusted for the 1-for-50 reverse split). Immediately thereafter, we entered into a stock option agreement with Mr. Hammons, dated November 28, 2014, granting Mr. Hammons an option to purchase 6,000 shares of our common stock, at an exercise price of $8.00 per share, the fair market value on the date the Board approved the grant. The agreement provides that the option vests as follows: (i) 1/2 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/18 of the remaining number of shares subject to the award will vest on a monthly basis thereafter, beginning January 1, 2015.

Our Agreement with Mr. Helenek:

On May 18, 2015, Mr. Helenek accepted his appointment to our Board pursuant to our offer letter of the same date. The offer letter provides for the grant of an option under the 2013 Plan to purchase 6,000 shares of our common stock at an exercise price equal to the per share closing price on May 18, 2015, the fair market value on such date (as adjusted for the 1-for-50 reverse split). In addition to the shares granted, the offer letter contemplates an annual director’s fee of $40,000 payable monthly, although such fee is not guaranteed. We also agreed to reimburse Mr. Helenek for reasonable travel expenses incurred to attend Board meetings, and to indemnify him in his capacity as a director to the fullest extent permissible.

In connection with the option granted under the offer letter, we entered into a stock option agreement with Mr. Helenek, dated as of May 18, 2015, granting Mr. Helenek an option to purchase 6,000 shares of our common stock at an exercise price of $9.50 per share, the fair market value on the date the Board approved the grant. The agreement provides that the option vests as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/36 of the remaining number of shares subject to the award will vest on a monthly basis thereafter.

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INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Age	Positions Held:	Date of Election or Appointment
Alain J. Castro	45	Chief Executive Officer and Director	May 14, 2013
Boris A. Maslov, Ph.D.	55	President, Chief Operating Officer, and Chief Technology Officer	July 1, 2013
Domonic J. Carney	49	Chief Financial Officer, Secretary, Treasurer	August 25, 2014
Michael J. Hammons	45	Chairman of the Board and Chairman of the Nominating and Corporate Governance Committee	July 1, 2013
Christopher J. Brown, Ph.D.	38	Director	July 1, 2013
Jeffrey A. Horn	60	Director	May 28, 2014
Bennet P. Tchaikovsky	46	Director, Chairman of the Audit Committee	November 25, 2013
Ian C. Copeland	52	Director and Chairman of the Compensation Committee	December 1, 2014
Eric Helenek	39	Director	May 18, 2015
Douglas A. Hamrin	46	Vice President, Engineering	March 16, 2015

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of our directors, including executive officers serving as directors, is provided under “Information about the Director Nominees” in Proposal 1 above. The business experience of executive officers who are not also directors is described below.

Boris A. Maslov, Ph.D., President, Chief Operating Officer, and Chief Technology Officer

Mr. Maslov became our President, Chief Operating Officer, and Chief Technology Officer as of the closing of the Merger. Commencing with the inception of Ener-Core Power until the closing of the Merger, he served as its President, Chief Operating Officer, and Chief Technology Officer, and served as its interim Chief Executive Officer from inception until May 14, 2013. Previously, between January 2011 and November 2012 (the inception of Ener-Core Power), Dr. Maslov was Vice President of FlexEnergy, Inc. Prior to that, between October 2007 and January 2011, he was Chief Executive Officer of Energy One Management LLC, a renewable energy project development company located in McLean, Virginia. He received his Ph.D. in Electrical Engineering and his B.S. and M.S. in Electrical Engineering and Computer Science from the Moscow Institute of Physics and Technology.

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Domonic J. Carney, Chief Financial Officer, Secretary and Treasurer

Mr. Carney was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer effective on August 25, 2014. Until his appointment, Mr. Carney was an independent consultant providing finance, accounting and business strategy services. From March 30, 2012 to October 2012, Mr. Carney served as the chief financial officer for T3 Motion, Inc. (TTTM.PK), an electric vehicle technology company. From March 2005 to February 2012, Mr. Carney served as Chief Financial Officer for Composite Technology Corporation (CPTC.OB), a manufacturer of high efficiency carbon composite electric transmission conductors and renewable energy wind turbines. Mr. Carney has a Masters in Accounting from Northeastern University and a Bachelor’s Degree in Economics from Dartmouth College.

Douglas A. Hamrin, Vice President of Engineering

Mr. Hamrin was appointed as an executive officer of the Company on March 16, 2015. Since July 1, 2013, Mr. Hamrin has been our Vice President of Engineering. From May 2008 to December 2012, Mr. Hamrin served as Director of Thermal Oxidizer Development for Flex Energy. Prior to joining Flex Energy, Mr. Hamrin held positions as Technical Manager, Applications and Principal Applications Engineer at Honeywell Turbo Technologies, Director of the Fuel Systems Group at Capstone Turbine Corporation and Engineer at Generals Motors Powertrain Division. Mr. Hamrin has an M.S. in Mechanical Engineering from the Massachusetts Institute of Technology and a BS in Mechanical Engineering from the Illinois Institute of Technology.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on the review of copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended December 31, 2014, our directors, executive officers and greater than 10% stockholders complied with Section 16(a) filing requirements applicable to them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the shares of common stock beneficially owned or deemed to be beneficially owned as of June 15, 2015 by (i) each person known by the Company to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) our executive officers named in the summary compensation table, and (iv) all of our directors and executive officers as a group, as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 15, 2015. We did not deem those shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

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Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(2)
Alain J. Castro(3)	35,306	1.42%
Boris A. Maslov(4)	40,817	1.65%
Domonic J. Carney(5)	11,417	*
Michael J. Hammons(6)	5,746	*
Christopher J. Brown(7)	2,934	*
Bennet P. Tchaikovsky(8)	2,521	*
Jeff Horn(9)	3,668	*
Ian Copeland(10)	2,334	*
Eric Helenek(11)	—	*
Douglas Hamrin(12)	14,026	*
All directors and executive officers as a group (10 persons)	118,769	4.70%

Five Percent Beneficial Owners:
SAIL Exit Partners, LLC(13)	586,004	23.78%
SAIL Pre-Exit Acceleration Fund, LP(14)	5,232	*

* Less than 1%

(1)	Unless otherwise noted, the business address for each holder is 9400 Toledo Way, Irvine, California 92618.
(2)	The applicable percentage ownership is based on 2,463,919 shares of common stock outstanding as of June 15, 2015, as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015. The number of shares of common stock owned are those “beneficially owned” as determined under the rules of the SEC, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock that the person has the right to acquire within 60 days through the exercise of any option, warrant, or right.
(3)	Consists of 6,667 shares purchased on September 22, 2014 in conjunction with the Company’s September 2014 PIPE transaction, 500 shares purchased from Dr. Maslov and 28,140 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 26,020 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Castro on April 15, 2014, May 13, 2014 and November 28, 2014.
(4)	Consists of 31,250 shares, of which 26,000 shares are vested as of June 15, 2015 and 5,250 shares remain subject to our repurchase right. 750 shares become vested and are released from our repurchase right on a monthly basis. Consists of 9,567 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 12,633 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Dr. Maslov on April 15, 2014, May 13, 2014 and November 28, 2014.
(5)	Consists of 4,000 shares of common stock issued to Charles Schwab & Co. Inc. FBO Domonic Carney IRA and 2,667 shares issued to Charles Schwab & Co. Inc. FBO Domonic Carney Roth IRA, as to which Mr. Carney holds voting and investment power. These shares were issued in conjunction with the September 2014 PIPE. Consists of 1,000 shares of common stock purchased from Dr. Maslov on May 8, 2015. Consists of 3,750 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 30,950 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Carney on August 19, 2014 and November 28, 2014.
(6)	Consists of the 1,334 shares issued in conjunction with the September 2014 PIPE and 4,412 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 1,588 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Hammons on November 28, 2014. Mr. Hammons’ business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

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(7)	Consists of 1,334 shares of common stock issued to Dr. Brown as an individual and 1,600 shares issued to Christopher J. Brown Contributing IRA, issued in connection with the September 2014 PIPE, as to which Dr. Brown holds voting and investment power. Dr. Brown’s business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.
(8)	Consists of 2,521 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 2,479 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Tchaikovsky on April 15, 2014. Mr. Tchaikovsky’s business address is 6571 Morningside Drive, Huntington Beach, California 92648.
(9)	Consists of the 1,334 shares issued to Mr. Horn in conjunction with the September 2014 PIPE. Also consists of 2,334 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 3,666 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Horn on May 28, 2014. Mr. Horn’s business address is 703 Hollybriar Lane, Naples, Florida 34108.
(10)	Consists of 1,000 shares of common stock purchased from Dr. Maslov on May 8, 2015. Consists of 1,334 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 4,666 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Copeland on November 28, 2014. Mr. Copeland’s business address is 13007 Mimosa Farm Court, Rockville, Maryland 20850.
(11)	Does not include 6,000 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Helenek on May 18, 2015.
(12)	Consists of 5,550 shares, of which 4,797 shares are vested as of June 15, 2015 and of which 753 shares remain subject to our repurchase right. 108 shares become vested and are released from our repurchase right on a monthly basis. Consists of 9,015 shares of common stock underlying options that are exercisable within 60 days of June 15, 2015. Does not include 17,933 shares of common stock underlying options that are not exercisable within 60 days of June 15, 2015. These stock options were granted to Mr. Hamrin on April 15, 2014, May 13, 2014 and October 3, 2014.
(13)	F. Henry Habicht II and Walter L. Schindler are the managers of SAIL Exit Partners, LLC and are deemed to have shared voting and investment power with respect to the shares of common stock owned by SAIL Exit Partners, LLC. SAIL Exit Partners, LLC’s business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.
(14)	SAIL Capital Partners, LLC is the general partner and management company of SAIL Pre-Exit Acceleration Fund, LP. F. Henry Habicht II and Walter L. Schindler are the managing partners of SAIL Capital Partners, LLC and are deemed to have shared voting and investment power with respect to the shares of common stock owned by SAIL Pre-Exit Acceleration Fund, LP. SAIL Capital Partners, LLC’s business address is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder of the Company, or any associate or any such directors, officers or affiliates, is a party that is adverse to the Company in any material legal proceeding.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of the compensation awarded to our current executive officers. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year.

Our current executive compensation program may from time to time include the following principal components: (i) base salary; (ii) stock incentive plan awards; (iii) discretionary annual cash bonuses; and (iv) perquisites and benefits.

Our Compensation Philosophy and Objectives

Our philosophy regarding compensation of our executive officers includes the following principles:

●	our compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals;

●	compensation should appropriately reflect differences in position and responsibility;

●	compensation should be reasonable; and

●	the compensation program should be understandable and transparent.

In order to implement such compensation principles, we have developed the following objectives for our executive compensation program:

●	overall compensation levels must be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results;

●	a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals, and that portion should increase as an executive’s position and responsibility increases;

●	total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating goals and strategic initiatives;

●	the number of elements of our compensation program should be kept to a minimum, and those elements should be readily understandable by and easily communicated to executives, stockholders, and others; and

●	executive compensation should be set at responsible levels to promote a sense of fairness and equity among all employees and appropriate stewardship of corporate resources among stockholders.

Determination of Compensation Awards

The Compensation Committee was created to be the Company’s primary authority to determine the compensation awards available to our executive officers. Because there were no members of our Compensation Committee during fiscal year 2014, members of the Board provided recommendations regarding the compensation of our executive officers and approved all executive compensation during 2014.

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Compensation Benchmarking and Peer Group

The Company did not rely on any consultants or utilize any peer company comparisons or benchmarking in setting executive compensation levels for fiscal 2014. However, our management informally considered competitive market practices by reviewing publicly available information relating to compensation of executive officers at other comparable companies in making its recommendations to the Board regarding our executives’ compensation for fiscal 2014. As our Company grows, we expect to take steps, including utilizing peer company comparisons and/or hiring of compensation consultants, to ensure that the Compensation Committee and/or Board has a comprehensive picture of the compensation paid to our executives and with a goal toward total direct compensation for our executives that is on par with the median total direct compensation paid to executives in peer companies if annually established target levels of performance at the Company and business segment levels are achieved.

Elements of Compensation

The principal elements of our executive compensation are:

●	base salary; and

●	stock incentive plan awards.

While base salary is generally included as an element of compensation of our executive officers in every year, the granting of stock incentive awards, as well as bonuses and perquisites, is determined on a case-by-case basis. During the fiscal year ended December 31, 2014, except for a $2,000 bonus paid to Dr. Maslov, our compensation program consisted solely of base salary and stock options. For fiscal 2015, we expect that our executive compensation will again consist of base salary and stock option grants, and we have no immediate plans to provide bonuses or perquisites in 2015.

Base Salaries

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our employees, including our named executive officers. When establishing base salaries for 2014, subject to the provisions of each person’s employment agreement, our Board and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at their prior employment and the number of well-qualified candidates to assume the individual’s role. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies.

Discretionary Annual Cash Bonuses

The Compensation Committee has discretion to recommend and approve the annual cash bonus for our Chief Executive Officer and each other named executive officer. Bonus awards generally will be based on our management’s recommendations and ultimately approved by the Compensation Committee. There have been no annual bonuses granted for fiscal 2014 or fiscal 2015 to date. Annual bonuses, when awarded, are intended to compensate officers for individual performance, for our overall financial performance, and for achieving important operational and financial milestones during the relevant fiscal year. During fiscal 2014 and 2015, Dr. Maslov and Mr. Hamrin were and are eligible for cash bonuses of $2,000, awarded whenever the Company receives a patent for which an employee is listed as a co-developer.

Stock Incentive Plan Awards

Our current stock option plan, the 2013 Plan, which our Board adopted on July 1, 2013, was designed to provide long-term incentives to our executives and other employees and award recipients, and to increase stockholder value through competent, effective management of the Company. We believe that the ability to grant stock options as a component of compensation will provide the Company with an advantage in attracting qualified management and employees to our Company. Stock option award decisions are evaluated on a case-by-case basis giving consideration to factors such as the recipient’s qualifications and abilities, the nature of the recipient’s position, and the recipient’s ability to contribute to the Company’s development and achievement of its business objectives.

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Perquisites and Other Compensation

Presently, the Company does not include perquisites or other benefits as a part of executive compensation, though we may in the future include perquisites and other benefits as an element of compensation from time to time on a discretionary basis.

Management’s Role in the Compensation-Setting Process

Our management plays an important role in our compensation-setting process. The most significant aspects of management’s role are evaluating other executive officers’ performance, recommending business performance targets and objectives, and recommending salary levels and option awards. Our management makes recommendations to the Board regarding our executives’ compensation packages. During this process, management may be asked to provide the Board with their evaluation of the executive officers’ performance, the background information regarding our strategic financial and operational objectives, and compensation recommendations as to the executive officers.

Executive Compensation

2014 Summary Compensation Table(1)

The following table sets forth information regarding compensation for each of our 2014 “named executive officers” for SEC reporting purposes.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Alain J. Castro	2014	181,667	—	1,351,524	—	1,533,191
Chief Executive Officer(3)	2013	136,410	—	1,726,570	—	1,862,980
Boris A. Maslov	2014	220,313	2,000	584,191	—	806,504
President, COO, and CTO(4)	2013	225,000	—	789,837	67,875	1,082,712
Domonic J. Carney	2014	63,750	—	255,689	—	319,439
Secretary/Treasurer
Chief Financial Officer(5)
Kelly Anderson	2014	85,873	—	268,950	—	354,823
Treasurer/Chief Financial	2013	21,875	—	174,905	—	196,780
Officer(6)

(1)	All share figures and exercise prices noted in the footnotes to this table are as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015.
(2)	The amounts shown in this column represent the aggregate grant date fair value of stock options granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not paid to or realized by the officer. See Note 12 of the notes to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options.
(3)	Mr. Castro became the Chief Executive Officer of the operating company under the terms of his employment agreement on April 25, 2013. His base salary was $200,000 per annum for 2013 and for most of 2014, except as noted below. In 2013, Mr. Castro received 25,000 options granted at an exercise price of $50.00 per option and 18,000 options at an exercise price of $65.00 per option. On April 28, 2014, Mr. Castro’s previously issued options were cancelled and 43,000 options were issued to Mr. Castro at an exercise price of $17.50 per option, with 15% of the options vesting upon grant and the remainder vesting in equal monthly amounts over the next 36 months. Between May 1, 2014 and July 31, 2014, Mr. Castro agreed to reduce his base salary to a $120,000 annual rate under the Company’s furlough plan and he was issued 6,460 additional fully vested options at an exercise price of $24.00 per option in lieu of $20,000 of base salary. Mr. Castro’s base salary reverted to a $200,000 annual rate on August 1, 2014. In November 2014, Mr. Castro received 4,700 options at an exercise price of $8.00 per option, with 25% of the options vesting in November 2015 and thereafter vesting ratably on a monthly basis over three years.

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(4)	Dr. Maslov’s base salary in 2013 and for most of 2014 was at a $225,000 annual rate, except as noted below. In 2014, Dr. Maslov was paid a bonus of $2,000 in cash subsequent to the granting of a patent by the United States Patent and Trademark Office to the Company for which Dr. Maslov was named as a co-developer. In 2013, Dr. Maslov received 16,000 options granted at an exercise price of $65.00 per option. On April 28, 2014, the options issued in 2013 were cancelled and 16,000 options were issued to Dr. Maslov at an exercise price of $17.50 per option, with 15% of the options vesting upon grant and the remainder vesting in equal monthly amounts over the next 36 months. During 2014, Dr. Maslov received 1,514 additional fully vested options at an exercise price of $24.00 per option in lieu of a reduction in base salary of $4,688 under the Company’s furlough plan. In November 2014, Dr. Maslov received 4,700 options at an exercise price of $8.00 per option, with 25% of the options vesting in November 2015 and thereafter vesting ratably on a monthly basis over three years. Dr. Maslov was paid an amount of $67,875 in January 2013, prior to the reverse merger, to pay for a liability associated with the exercise of stock options in 2012 due to a Code Section 409A issue that was discovered and resolved with the Internal Revenue Service in 2013.
(5)	Mr. Carney became our Secretary, Treasurer and Chief Financial Officer effective August 19, 2014. His base salary is $180,000 per annum per the terms of his employment agreement. On August 19, 2014, Mr. Carney was granted 30,000 options with an exercise price of $7.50 per option vesting 12.5% on February 19, 2014, 12.5% on August 19, 2015 and thereafter vesting ratably on a monthly basis over three years. In November 2014, Mr. Carney received 4,700 options at an exercise price of $8.00 per option, with 25% of the options vesting in November 2015 and thereafter vesting ratably on a monthly basis over three years.
(6)	Ms. Anderson was our Treasurer and Chief Financial Officer from November 15, 2013 until July 3, 2014. Her base salary was $175,000 per annum per the terms of her employment agreement. Ms. Anderson resigned as Treasurer and Chief Financial Officer effective July 3, 2014. In 2013, Ms. Anderson received 20,000 options granted at an exercise price of $76.50 per option. On April 28, 2014, Ms. Anderson’s previously issued options were cancelled and 30,000 options were issued to Ms. Anderson at an exercise price of $17.50 per option, with 15% of the options vesting upon grant and the remainder vesting in equal monthly amounts over the next 36 months. On May 1, 2014, Ms. Anderson received 942 additional fully vested options at an exercise price of $24.00 per option in lieu of a reduction in base salary under the Company’s furlough plan between May 1, 2014 and July 31, 2014. All of Ms. Anderson’s options expired unexercised during 2014.

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Outstanding Equity Awards at 2014 Fiscal Year-End

The following disclosure reflects all outstanding equity awards at the end of our 2014 fiscal year for each named executive officer, who served in such capacity as of December 31, 2014. All share figures and exercise prices noted in the following table and its footnotes are as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015.

		Option Awards						Stock Awards
		Number of securities underlying unexercised options (#)				Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested (2)	Market or Payout Value of Shares or Unites of Stocks That Have Not Vested (3)
Name	Grant Date	Exercisable		Unexercisable		($)	Date (1)	(#)	($)
Alain Castro	4/28/14	14,573	(4)	28,427	(4)	17.50	4/28/20	—	—
	5/13/14	6,460	(5)	—		24.00	5/13/20	—	—
	11/28/14	—		4,700	(6)	8.00	11/28/20	—	—

Boris Maslov	10/15/12	—		—		—	—	9,000	76,500
	4/28/14	5,423	(4)	10,577	(4)	17.50	4/28/20	—	—
	5/13/14	6,460	(5)	—		24.00	5/13/20	—	—
	11/28/14	—		4,700	(6)	8.00	11/28/20	—	—

Domonic J. Carney	8/19/14	—		30,000	(7)	7.50	8/19/20	—	—
	11/28/14	—		4,700	(6)	8.00	11/28/20	—	—

(1)	All options granted in 2014 to officers expire six years from the grant date.
(2)	The shares referenced represent restricted shares issued pursuant to early exercise of stock options, which restricted shares are subject to Company buy-back rights. In 2012, Dr. Maslov exercised all options received prior to the reverse merger and received 33,750 restricted shares of the Company’s common stock, all of which were (or are) subject to repurchase rights by the Company in the event of Dr. Maslov’s termination or resignation. These repurchase rights lapse (and the shares become unrestricted) at a rate of 500 shares per month.
(3)	This column represents the market value of the shares of our common stock underlying the restricted stock as of December 31, 2014, based on a closing market price of $8.50 per share as split adjusted.
(4)	Options vest as follows: (i) 15% on the April 28, 2014 grant date and (ii) the remainder in equal monthly amounts over 36 months thereafter. All options may be exercised early for restricted shares that vest in accordance with the original option vesting schedule.
(5)	Options vested 100% on the May 13, 2014 grant date.
(6)	Options vest as follows: (i) 25% on November 28, 2015 and (ii) the remainder vest in equal monthly amounts over 36 months thereafter. All options may be exercised early for restricted shares that vest in accordance with the original option vesting schedule.
(7)	Options vest as follows: (i) 12.5% on February 19, 2015, (ii) 12.5% on August 19, 2015 and (iii) the remainder vest in equal monthly amounts over 36 months thereafter. All options may be exercised early for restricted shares that vest in accordance with the original option vesting schedule.

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Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Employment Agreements

We have entered into various employment and employment-related agreements with certain of our executive officers. Set forth below is a summary of many of the material provisions of such agreements, which summaries do not purport to contain all of the material terms and conditions of each such agreement. All share figures and exercise prices noted in these summaries are as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015 unless otherwise noted.

Our Agreements with Mr. Castro and Dr. Maslov:

We employ Mr. Castro pursuant to an executive employment agreement, dated April 25, 2013, with Flex Power Generation, Inc., then known as Ener-Core Power, for the position of Chief Executive Officer, which agreement we assumed as of the closing of the Merger. Under the agreement, the term of his employment is one year, renewing automatically for successive one-year terms unless either party gives the other party notice of non-renewal not less than 30 day prior to the end of the relevant term. We will pay Mr. Castro a base salary of $200,000 per year that may be increased but not decreased by the Board in its sole discretion. Mr. Castro is eligible (i) for an annual bonus and/or other annual incentive compensation in accordance with any applicable executive bonus plan as the Board may adopt in its sole discretion, and (ii) to participate in our equity incentive plan or incentive option plan, as applicable, with grants and vesting schedules as determined by the Board from time to time. In connection with Mr. Castro’s participation in our voluntary wage reduction plan from May 1, 2014 to July 31, 2014, on May 23, 2014, we entered into an amendment to the executive employment agreement with Mr. Castro, pursuant to which we issued Mr. Castro an option to purchase up to 15 shares of our common stock (pre-split) in exchange for $1.00 (pre-split) that he voluntarily forwent under the wage reduction plan. As a result, we entered into a stock option agreement with Mr. Castro on May 13, 2014, pursuant to which we granted Mr. Castro an option to purchase 6,460 shares of our common stock at an exercise price of $24.00 per share. All the shares subject to Mr. Castro’s option vested immediately on the date of grant.

We employ Dr. Maslov pursuant to an executive employment agreement, dated December 31, 2012, with Flex Power Generation, Inc., for the position of Interim Chief Executive Officer, which agreement we assumed as of the closing of the Merger. Under the agreement, the term of his employment is one year, renewing automatically for successive one-year terms each year unless either party gives the other party notice of non-renewal not less than 30 day prior to the end of the relevant term. We will pay Dr. Maslov a base salary of $225,000 per year that may be increased but not decreased by the Board in its sole discretion. Dr. Maslov is eligible (i) for an annual bonus and/or other annual incentive compensation in accordance with any applicable executive bonus plan as the Board may adopt in its sole discretion, and (ii) to participate in our equity incentive plan or incentive option plan, as applicable, with grants and vesting schedules as determined by the Board from time to time. In connection with Dr. Maslov’s participation in our voluntary wage reduction plan from May 9, 2014 to June 15, 2014, on May 23, 2014, we entered into an amendment to the executive employment agreement with Dr. Maslov, pursuant to which we issued Dr. Maslov an option to purchase up to 15 shares of our common stock (pre-split) in exchange for $1.00 (pre-split) that he voluntarily forwent under the wage reduction plan. As a result, we entered into a stock option agreement with Dr. Maslov on May 13, 2014, pursuant to which we granted Dr. Maslov an option to purchase 1,514 shares of our common stock at an exercise price of $24.00 per share. All the shares subject to Dr. Maslov’s option vested immediately on the date of grant.

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The termination provisions for Mr. Castro’s or Dr. Maslov’s employment are substantially similar and are set forth below. If we terminate Mr. Castro’s or Dr. Maslov’s services for cause (whether during or at the end of an employment year), then we are obligated to pay the sum of (i) the respective executive’s salary and bonuses, if any, through the date of termination, (ii) any earned but unused vacation time and paid time off (PTO), and (iii) any unreimbursed expenses. ”Cause” means the respective executive’s (A) willful dishonesty or fraud with respect to our business affairs, (B) willful falsification of any employment or other of our records, (C) misappropriation of or intentional damage to our business or property of the Company, including the improper use or disclosure of the confidential or proprietary information of the Company, (D) conviction (including any plea of guilty or nolo contendere ) of a felony or crime that involves moral turpitude, (E) willful and continued failure to comply with our reasonable written directives after the respective executive’s receipt of written notice from us of such refusal and a reasonable opportunity to cure, or (F) the misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which is adverse to our interests or to the benefits to which we are entitled.

If Mr. Castro’s or Dr. Maslov’s services are terminated upon death or disability, we are obligated to pay the respective executive or their respective estate (i) the same economic benefits as if his services were terminated for cause and (ii) upon a determination by the Board in its sole discretion, the respective executive or his respective estate may also be granted (A) additional vesting of then-unvested stock or stock options, (B) a proportional amount of any earned and unpaid annual bonus based on the respective executive’s performance through the date of termination, and/or (C) severance payments. ”Disability” means the inability to perform one or more of the essential functions of the job due to physical or mental impairment, with or without reasonable accommodation as required by law, for any period aggregating more than 120 days in any 365-consecutive day period.

If we terminate Mr. Castro’s or Dr. Maslov’s services for any other reason, then we are obligated to pay the respective executive (i) the same economic benefits as if his services were terminated for cause, and (ii) monthly cash severance payments at his then-salary rate during the six-month period immediately following the termination date, subject to earlier termination in the event that he obtains new employment or engages (or assists any other person or entity to engage) in any activity competitive with our business. Further, if, during the six-month period immediately preceding or following a Change of Control (as hereinafter defined) we terminate his employment without Cause, then all of the respective executive’s then-unvested outstanding options will immediately vest. A “Change of Control” occurs when (i) any person becomes the beneficial owner of our securities that then represents 50% or more of the total voting power of our outstanding voting securities, unless such person was the beneficial owner of at least 20% of our voting power as of February 1, 2012, and does not become the beneficial owner of 80% or more of our voting power, (ii) we consummate the sale, exchange, lease, or other disposition of all or substantially all of our assets to a person or group of related persons, (iii) we consummate a merger, reorganization, recapitalization, consolidation, or similar transaction with any other corporation or other business entity, in one transaction or a series of related transactions (except one in which (A) the holders of our voting securities outstanding immediately before such transaction continue to hold at least 50% of the voting power in the surviving entity or (B) a transaction in which a single party (or a group of affiliated parties) acquires voting securities of the Company and the holders of our voting securities immediately before the transaction do not dispose of a majority of their interests in us in connection with that transaction), or (iii) we dissolve or liquidate.

Mr. Castro or Dr. Maslov may terminate their respective employment relationships with us at any time and for any reason. Such resignation will not become effective until the earlier of (i) 90 days after the date the respective resignation notice is given to the Board or (ii) a date we specify. If Mr. Castro or Dr. Maslov chooses to do so, each has agreed to make himself available to us during the 30-day period following his termination, without any compensation, (i) to facilitate an efficient transition of his job-related responsibilities and duties, and (ii) to respond to questions from us regarding information and/or activities in which he had been engaged while employed by us.

During Mr. Castro’s or Dr. Maslov’s employment with us and for a period of the shorter of (i) 12 months after their respective termination or (ii) the number of months we employed Mr. Castro or Dr. Maslov, both are subject to restrictive covenants that provide each individual will not: (i) call on, solicit, divert, interfere with or take away (or attempt to call on, solicit, divert, interfere with or take away) any project, business, clients, customers or prospects of the Company with whom or with which they had contact during their employment with us by promoting or selling services or products that compete with us or our affiliates; or (ii) solicit, influence or induce (or attempt to solicit, influence or induce) any employees of the Company as of the respective termination date with whom they had direct contact during their employment with us.

Both Mr. Castro’s and Dr. Maslov’s executive employment agreement also contain other restrictive covenants further prohibiting: (i) disparagement of us or our affiliates during their employment and thereafter, and (ii) the use or disclosure of confidential business information during or at any time after termination of their employment.

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On April 28, 2014, the Board approved the re-pricing and vesting schedules of outstanding stock options to purchase an aggregate of 172,600 shares of our common stock previously granted to officers, directors, employees and consultants of the Company. As a result of this cancellation and reissuance of the options, the Company entered into a stock option cancellation agreement and concurrently entered into new stock option agreements with each of the officers, directors, employees and consultants who held shares as of that date, which included Mr. Castro and Dr. Maslov. The number of underlying shares subject to each award remained unchanged as a result of the re-pricing and vesting schedule change.

On November 28, 2014, we entered into stock option agreements with each of Mr. Castro and Dr. Maslov granting each an option to purchase up to 4,700 shares of our common stock, at an exercise price of $8.00 per share, the fair market value on the date that the Board approved the grant. The options vest as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date, and (ii) 1/36 of the remaining number of shares subject to the award will vest on a monthly basis thereafter.

Our Agreements with Mr. Carney:

Our offer letter to Mr. Carney dated August 19, 2014 provided for an annual base salary of $180,000 and an option under the 2013 Plan to purchase 30,000 shares of our common stock at an exercise price equal to the per share closing price on August 19, 2014, being the fair market value on such date (as adjusted for the 1-for-50 reverse split).

In addition to the offer letter, we entered into an executive employment agreement with Mr. Carney, dated as of August 19, 2014, for the position of Chief Financial Officer and Treasurer, which, in addition to his annual compensation as described in the offer letter, provides that he is eligible to receive an annual bonus and other annual incentive compensation that the Board may adopt, as well as benefits that we make available to other employees. We will also reimburse Mr. Carney for reasonable expenses that he incurs in performing his duties.

 If we terminate Mr. Carney’s services for cause (whether during or at the end of an employment year), we are obligated to pay him the sum of (i) his salary and bonuses, if any, through the date of termination, (ii) any earned but unused vacation time and paid time off (PTO), and (iii) any unreimbursed expenses. ”Cause” means his (A) willful dishonesty or fraud with respect to our business affairs, (B) willful falsification of any employment or other of our records, (C) misappropriation of or intentional damage to our business or property of the Company, including the improper use or disclosure of the confidential or proprietary information of the Company, (D) conviction (including any plea of guilty or nolo contendere ) of a felony or crime that involves moral turpitude, (E) willful and continued failure to comply with our reasonable written directives after his receipt of written notice from us of such refusal and a reasonable opportunity to cure, or (F) the misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which is adverse to our interests or to the benefits to which we are entitled.

If Mr. Carney’s services are terminated upon his death or disability, then (i) we are obligated to pay to him or his estate the same economic benefits as if his services were terminated for cause and (ii) he or his estate may also be granted (A) additional vesting of then-unvested stock or stock options, (B) a proportional amount of any earned and unpaid annual bonus based on his performance through the date of termination, and/or (C) severance payments. “Disability” means his inability to perform one or more of the essential functions of his job due to his physical or mental impairment, with or without reasonable accommodation as required by law, for any period aggregating more than 120 days in any 365-consecutive day period.

If we terminate Mr. Carney’s services for any other reason, then we are obligated to pay him (i) the same economic benefits as if his services were terminated for cause, (ii) monthly cash severance payments at his then-salary rate, and (iii) continuation of our provided health insurance coverage, each to be paid during the six-month period immediately following the termination date, subject to earlier termination in the event that he obtains new employment or engages (or assists any other person or entity to engage) in any activity competitive with our business. Further, if during the six-month period immediately preceding or following a Change of Control (as hereinafter defined), we terminate his employment without Cause, then all of his then-unvested outstanding options will immediately vest. A “Change of Control” occurs when (i) any person becomes the beneficial owner of our securities that then represents 50% or more of the total voting power of our outstanding voting securities, unless such person was the beneficial owner of at least 20% of our voting power as of August 19, 2014, and does not become the beneficial owner of 80% or more of our voting power, (ii) we consummate the sale, exchange, lease, or other disposition of all or substantially all of our assets to a person or group of related persons, (iii) we consummate a merger, reorganization, recapitalization, consolidation, or similar transaction with any other corporation or other business entity, in one transaction or a series of related transactions (except one in which (A) the holders of our voting securities outstanding immediately before such transaction continue to hold at least 50% of the voting power in the surviving entity or (B) a transaction in which a single party (or a group of affiliated parties) acquires voting securities of the Company and the holders of our voting securities immediately before the transaction do not dispose of a majority of their interests in us in connection with that transaction), or (iii) we dissolve or liquidate.

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Mr. Carney may terminate his employment relationship with us at any time and for any reason. Such resignation will not become effective until the earlier of (i) 90 days after the date resignation notice is given to the Board or (ii) a date we specify. If Mr. Carney does so, he has agreed to make himself available to us during the 30-day period following his termination, without any compensation (subject to exception): (i) to facilitate an efficient transition of his job-related responsibilities and duties and (ii) to respond to questions from us regarding information and/or activities in which he had been engaged while employed by us.

During his employment with us and for a period of the shorter of (i) 12 months after his termination or (ii) the number of months we employed Mr. Carney, Mr. Carney is subject to restrictive covenants that provide he will not: (i) call on, solicit, divert, interfere with or take away (or attempt to call on, solicit, divert or interfere with or take away) any project, business, clients, customers or prospects of the Company with whom or with which Mr. Carney had contact during his employment with us by promoting or selling services or products that compete with us or our affiliates; or (ii) solicit, influence or induce (or attempt to solicit, influence or induce) any employees of the Company as of his termination date with whom Mr. Carney had direct contact during his employment with us.

The executive employment agreement also contains other restrictive covenants further prohibiting: (a) disparagement of us or our affiliates during his employment and thereafter, and (b) the use or disclosure of confidential business information during or at any time after termination of his employment.

In connection with the option granted under his executive employment agreement, we entered into a stock option agreement with Mr. Carney, dated as of August 19, 2014. The agreement grants an option to purchase up to 30,000 shares of our common stock, at an exercise price of $7.50 per share, the fair market value on the date that the Board approved the grant. The agreement provides that the options vest as follows: (i) 1/8 of the total number of shares subject to the award will vest six months from the grant date, (ii) 1/8 of the total number of shares subject to the award will vest one year from the grant date and (iii) 1/48 of the total number of shares subject to the award will vest on a monthly basis thereafter.

On November 28, 2014, we entered into a stock option agreement with Mr. Carney granting him an option to purchase up to 4,700 shares of our common stock at an exercise price of $8.00 per share, the fair market value on the date that the Board approved the grant. The options vest as follows: (i) 1/4 of the total number of shares subject to the award will vest one year from the grant date and (ii) 1/36 of the remaining number of shares subject to the award will vest on a monthly basis thereafter.

Our Agreements with Ms. Anderson:

Our offer letter to Ms. Anderson dated November 1, 2013 provided for an annual base salary of $175,000 and an option under the 2013 Plan to purchase 20,000 shares of our common stock at an exercise price equal to the per share closing price on November 15, 2013, being the fair market value on such date. She would also be eligible for a one-time bonus of $50,000 if we successfully raised at least $10 million in a public offering of our common stock.

In addition to the offer letter, we entered into an executive employment agreement with Ms. Anderson dated as of November 15, 2013, for the position of Chief Financial Officer and Treasurer, which, in addition to her annual compensation as described in the offer letter, provided that she was eligible to receive an annual bonus and other annual incentive compensation that the Board adopted, as well as benefits that we made available to other employees. We also agreed to reimburse Ms. Anderson for reasonable expenses that she incurred in performing her duties.

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If we terminated Ms. Anderson’s services for cause (whether during or at the end of an employment year), then we were obligated to pay her the sum of (i) her salary and bonuses, if any, through the date of termination, (ii) any earned but unused vacation time and paid time off (PTO), and (iii) any unreimbursed expenses. ”Cause” meant her (A) willful dishonesty or fraud with respect to our business affairs, (B) willful falsification of any employment or other of our records, (C) misappropriation of or intentional damage to our business or property of the Company, including the improper use or disclosure of the confidential or proprietary information of the Company, (D) conviction (including any plea of guilty or nolo contendere ) of a felony or crime that involved moral turpitude, (E) willful and continued failure to comply with our reasonable written directives after her receipt of written notice from us of such refusal and a reasonable opportunity to cure, or (F) the misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which was adverse to our interests or to the benefits to which we are entitled.

If Ms. Anderson’s services terminated upon her death or disability, then (i) we were obligated to pay to her or her estate the same economic benefits as if her services were terminated for cause and (ii) she or her estate could also be granted (A) additional vesting of then-unvested stock or stock options, (B) a proportional amount of any earned and unpaid annual bonus based on her performance through the date of termination, and/or (C) severance payments. ”Disability” meant her inability to perform one or more of the essential functions of her job due to her physical or mental impairment, with or without reasonable accommodation as required by law, for any period aggregating more than 120 days in any 365-consecutive day period.

If we had terminated Ms. Anderson’s services for any other reason, then we were obligated to pay her (i) the same economic benefits as if her services were terminated for cause and (ii) monthly cash severance payments at her then-salary rate, each to be paid during the six-month period immediately following the termination date, subject to earlier termination in the event that she obtained new employment or engages (or assists any other person or entity to engage) in any activity competitive with our business. Further, if, during the six-month period immediately preceding or following a Change of Control (as hereinafter defined), we had terminated her employment without Cause, then all of her then-unvested outstanding options would have immediately vested. A ”Change of Control” was defined as when (i) any person became the beneficial owner of our securities that then represented 50% or more of the total voting power of our outstanding voting securities, unless such person was the beneficial owner of at least 20% of our voting power as of February 1, 2012, and did not become the beneficial owner of 80% or more of our voting power, (ii) we consummated the sale, exchange, lease, or other disposition of all or substantially all of our assets to a person or group of related persons, (iii) we consummated a merger, reorganization, recapitalization, consolidation, or similar transaction with any other corporation or other business entity, in one transaction or a series of related transactions (except one in which (A) the holders of our voting securities outstanding immediately before such transaction continued to hold at least 50% of the voting power in the surviving entity or (B) a transaction in which a single party (or a group of affiliated parties) acquired voting securities of the Company and the holders of our voting securities immediately before the transaction did not dispose of a majority of their interests in us in connection with that transaction), or (iii) we dissolved or liquidated.

Ms. Anderson had the ability to terminate her employment relationship with us at any time and for any reason. Such resignation would not have become effective until the earlier of (i) 90 days after the date resignation notice was given to the Board or (ii) a date we specified. If Ms. Anderson did so, she agreed to make herself available to us during the 30-day period following her termination, without any compensation: (i) to facilitate an efficient transition of her job-related responsibilities and duties and (ii) to respond to questions from us regarding information and/or activities in which she had been engaged while employed by us.

Ms. Anderson tendered her resignation on June 30, 2014, which we accepted. We entered into an independent consulting agreement with Ms. Anderson on June 26, 2014, which governed her continued service to us as a paid consultant until August 31, 2014.

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During her employment with us and for a period of the shorter of (i) 12 months after her termination or (ii) the number of months we employed Ms. Anderson, Ms. Anderson is subject to restrictive covenants that provide she will not: (i) call on, solicit, divert, interfere with or take away (or attempt to call on, solicit, divert or interfere with or take away) any project, business, clients, customers or prospects of the Company with whom or with which Ms. Anderson had contact during her employment with us by promoting or selling services or products that compete with us or our affiliates; or (ii) solicit, influence or induce (or attempt to solicit, influence or induce) any employees of the Company as of her termination date with whom Ms. Anderson had direct contact during her employment with us.

The executive employment agreement also contains other restrictive covenants further prohibiting: (a) disparagement of us or our affiliates during her employment and thereafter, and (b) the use or disclosure of confidential business information during or at any time after termination of her employment.

In connection with the option granted under her executive employment agreement, we entered into a stock option agreement with Ms. Anderson, dated as of November 15, 2013. The agreement granted an option to purchase up to 20,000 shares of our common stock, at an exercise price equal to the fair market value of the common stock on the date her employment commenced. The options vested as follows: (i) 1/4 of the total number of shares subject to the award were to vest one year from the grant date and (ii) 1/48 of the total number of shares subject to the award were to vest on a monthly basis thereafter. On April 28, 2014, Ms. Anderson’s options were cancelled and reissued pursuant to the terms of the Stock Cancellation Agreement and Reissued Stock Option Agreement.

We also entered into a stock option agreement with Ms. Anderson in connection with Ms. Anderson’s participation in our voluntary wage reduction plan from May 16, 2014 to June 15, 2014, pursuant to the amendment to executive employment agreement with Ms. Anderson, dated May 23, 2014. The stock option agreement, dated May 13, 2014, granted Ms. Anderson an option to purchase 942 shares of our common stock at an exercise price of $24.00 per share. All the shares subject to Ms. Anderson’s option vested immediately on the date of grant.

Upon her resignation, all unvested options issued to Ms. Anderson were immediately cancelled. All vested options remained exercisable until November 30, 2014. On December 1, 2014, all unexercised options issued to Ms. Anderson were cancelled.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Company Policies and Procedures

Although the Board has not adopted a written policy or procedure for the review, approval and ratification of related person transactions, the charter of the Audit Committee provides that the Audit Committee is responsible for reviewing and approving, on an ongoing basis, any proposed transaction with any related person for which disclosure and/or approval is required under applicable law, including pursuant to rules promulgated by the Securities and Exchange Commission. Currently, this review and approval requirement applies to any transaction to which the Company will be a party, in which the amount involved exceeds $120,000, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers; (b) any director nominee; (c) any security holder who is known to us to own, of record or beneficially, five percent or greater of any class of our voting securities; or (d) any member of the immediate family (as defined in Item 404 of Regulation S-K) of any of the persons described in the foregoing clauses (a)–(c).

In the event that management becomes aware of any related party transaction, management will present information regarding such transaction to the Audit Committee for review and approval. In addition, the Audit Committee periodically reviews and considers with management the disclosure requirements relating to transactions with related persons and the potential existence of any such transaction.

Related Party Transactions

All share and per share amounts applicable to our common stock (but not the share and per share amounts for the common stock of Ener-Core Power) in the following summaries of related party transactions are as adjusted to reflect the 1-for-50 reverse split of our common stock effective July 8, 2015.

In January 2013, Ener-Core Power borrowed $250,000 from RNS Flex, LLC, one of its then-significant stockholders and the controlling stockholder of its former parent, FlexEnergy, under a secured convertible note payable that was due at the earlier of: (i) February 28, 2013 or (ii) upon completion of a $1,000,000 financing event. The note accrued interest at the rate of 12% and was convertible at the lender’s option into common stock at 85% of the price of a future financing or $3.6056 per share. Such note and accrued interest was repaid in March 2013 using funds that Ener-Core Power obtained from a new $260,200 note that it wrote in favor of SAIL Exit Partners, LLC and SAIL Pre-Exit Acceleration Fund, LP (collectively “SAIL”, and such note the “March Note”).

Per the terms of the March Note, in March 2013, Ener-Core Power borrowed $260,200 from a SAIL-affiliated entity, under a note payable that was due March 28, 2014, or earlier, upon completion of the Merger. The March Note accrued interest at the rate of 12% and was convertible at the lender’s option into common stock at $0.75 per share. The note was subsequently converted to common stock in April 2013.

In March 2013, a SAIL-affiliated entity advanced Ener-Core Power $184,127 for operating capital. The advance did not bear interest and was due on demand. In April 2013, the SAIL-affiliated entity converted the advance into shares of common stock of Ener-Core Power at $0.75 per share.

In April 2013, Ener-Core Power sold and issued to the SAIL-affiliated entities 666,667 shares of its common stock at $0.75 per share for an aggregate purchase price of $500,000.

In April 2013, an aggregate of approximately $671,618 that was owed by Ener-Core Power to SAIL-affiliated entities was converted into an aggregate of approximately 895,491 shares of its common stock. Such economic obligations consisted of: (i) $260,200 payable pursuant to the March Note, (ii) $180,000 that had been advanced to Ener-Core Power in March 2013, (iii) $219,710 that had been advanced on Ener-Core Power’s behalf under a letter of credit entered into in connection with the Contribution Agreement, dated November 12, 2012, by and among FlexEnergy, FlexEnergy Energy Systems, Inc. and Ener-Core Power, pursuant to which Ener-Core Power was spun-off from FlexEnergy as a separate corporation; and (iv) $11,708 for certain reimbursable legal expenses incurred in February, March and April 2013.

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In June 2013, Ener-Core Power sold and issued to the SAIL-affiliated entities 304,509 shares of its common stock at $0.75 per share for an aggregate purchase price of $228,382.

In June 2013, Ener-Core Power borrowed $100,000 each from three significant stockholders—Peter Geddes, Morrie Tobin and Jonathan Spanier—under notes payable that were due on the earlier of: (i) the completion of the Merger or (ii) December 31, 2013. The notes accrued interest at the rate of 8% and are convertible at the lenders’ option into shares of our common stock at $0.75 per share (pre-split). On July 1, 2013, the note payable owed to Mr. Geddes was converted into shares of our common stock in the Merger-related private placement and the remaining notes payable for $200,025 (inclusive of $25 in accrued interest) were repaid at the closing of the Merger.

In July 2013, all of the shares of Ener-Core Power’s common stock held by SAIL and SAIL-affiliated entities were converted into shares of our common stock as a part of the Merger-related private placement.

On September 22, 2014, we sold and issued 26,666,658 shares (adjusted to approximately 533,334 shares post-split) of our common stock to 36 accredited investors at $0.15 per share (adjusted to $7.50 per share post-split) (the “September 2014 PIPE”). The following officers and directors of the Company participated in the September 2014 PIPE (the “Affiliated Investors”) and purchased the number of shares listed adjacent to their name. The Affiliated Investors have waived their right to register their shares under the Registration Rights Agreement in connection with that offering.

Name	Position with Company	Number of Shares Purchased in September 2014 Private Placement	Number of Shares Purchased, As Adjusted for 1-for-50 Reverse Split	Aggregate Purchase Price ($)
Alain J. Castro	Director and Chief Executive Officer	333,333	6,667	49,999.95
Domonic J. Carney	Treasurer and Chief Financial Officer	333,340	6,667	50,001.00
Michael J. Hammons	Director	66,667	1,334	10,000.05
Christopher J. Brown	Director	146,667	2,934	22,000.05
Jeffrey A. Horn	Director	66,667	1,334	10,000.05

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected SingerLewak LLP (“SingerLewak”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the annual meeting. Representatives of SingerLewak are not expected to be present at the annual meeting, either in person or by teleconference, and, as such, we do not expect representatives of SingerLewak will be available to respond to appropriate questions.

Effective December 4, 2014, the Company dismissed Kelly & Company (“Kelly & Co.”) as its independent registered public accounting firm. The audit reports of Kelly & Co. on the Company’s financial statements for the years ended December 31, 2012 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for explanatory paragraphs indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.

From its engagement through the date of the filing of the Current Report on Form 8-K dated December 10, 2014, there were: (i) no disagreements between the Company and Kelly & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kelly & Co., would have caused Kelly & Co. to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On December 8, 2014, the Company engaged SingerLewak as its independent registered public accounting firm. During the fiscal year ended December 31, 2013 and the subsequent interim period through the engagement of SingerLewak on December 8, 2014, the Company did not consult with SingerLewak on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and SingerLewak did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The termination of Kelly & Co. and the engagement of SingerLewak as the Company’s independent registered public accounting firm were approved by the Board.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of SingerLewak as the Company’s independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if stockholders do not ratify the appointment. Even if the appointment is ratified, however, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

No fees were billed for audit or other services provided by SingerLewak during the 2014 and 2013 fiscal years.

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The following table shows the fees that were billed for audit and other services provided by Kelly & Co. during the 2014 and 2013 fiscal years:

	For the Fiscal Years ended December 31,
	2014	2013
Audit Fees(1)	$89,375	$148,055
Audit-Related Fees(2)	10,440	22,235
Tax Fees(3)	—	—
All Other Fees(4)	3,425	11,150
Total	$103,240	$181,530

(1)	Audit Fees—This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
(2)	Audit-Related Fees—This category consists of assurance and related services by Kelly & Co. that were reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.
(3)	Tax Fees—This category consists of professional services rendered for tax compliance and tax advice. Although the Company incurred no such fees during fiscal years 2014 and 2013, the services for the fees disclosable under this category would include tax return preparation and technical tax advice.
(4)	All Other Fees—This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the Securities and Exchange Commission, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve Proposal 2.

The Board recommends a vote “FOR” the ratification of the appointment of singerlewak LLP as the Company’s independent registered public accounting firm.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully in the Compensation Discussion and Analysis beginning on page 19 of this Proxy Statement, the principal elements of our executive compensation are base salary and stock incentive plan awards (with the majority of such awards historically being stock options). While base salary is generally included as an element of compensation of our executive officers in every year, the granting of stock incentive awards, as well as bonuses and perquisites, is determined on a case-by-case basis. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this Proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

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PROPOSAL 4: APPROVAL OF ENER-CORE, INC. 2015 OMNIBUS INCENTIVE PLAN

Background

On July 14, 2015, the Board approved, subject to stockholder approval, the Ener-Core, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”). If the 2015 Plan is approved by our stockholders, it will authorize the issuance of 300,000 shares of Company common stock. The 2015 Plan will replace the Ener-Core, Inc. 2013 Equity Incentive Award Plan (the “Prior Plan”), and no new awards will be granted under the Prior Plan. Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2015 Plan will remain subject to and be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently cease to be subject to such awards (other than by reason of settlement of the awards in shares) will automatically become available for issuance under the 2015 Plan.

The Board recommends that stockholders approve the 2015 Plan. The purpose of the 2015 Plan is to enhance the Company’s ability to attract and retain highly qualified officers, non-employee directors, key employees, consultants and advisors, and to motivate such service providers to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The 2015 Plan also allows the Company to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of the Company’s stockholders. Stockholder approval of the 2015 Plan will also enable the Company to grant awards under the 2015 Plan that are designed to qualify for special tax treatment under Code Section 422, and to enable the Company to design both cash-based and equity-based awards intended to be fully deductible as “performance-based compensation” under Code Section 162(m). As compared to the Prior Plan, the 2015 Plan will provide the Company with greater flexibility as to the types of incentive compensation awards that it may provide, including awards of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards and cash-based incentive awards.

Under Code Section 162(m), we may be prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). Compensation that qualifies as “performance-based” is not subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders, generally at least once every five years. For purposes of Code Section 162(m), the material terms of the performance goals generally include (1) the individuals eligible to receive compensation upon achievement of performance goals, (2) a description of the business criteria on which the performance goals may be based and (3) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the 2015 Plan, stockholders also will be approving the material terms of the performance goals under the 2015 Plan. The material terms of the performance goals for the 2015 Plan are disclosed below under “Summary of the 2015 Plan.” Although stockholder approval of the 2015 Plan will provide flexibility to grant awards under the 2015 Plan that qualify as “performance-based” compensation under Code Section 162(m), we retain the ability to grant awards under the 2015 Plan that do not qualify as “performance-based” compensation under Code Section 162(m).

Key Features

The following features of the 2015 Plan are intended to protect the interests of our stockholders:

●	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right (SAR) is 10 years.

●	No repricing or grant of discounted stock options. The 2015 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2015 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of our common stock on the date of grant.

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●	Clawback. Awards granted under the 2015 Plan are subject to any then current compensation recovery or clawback policy of the Company that applies to awards under the 2015 Plan and all applicable laws requiring the clawback of compensation.

●	Double-trigger acceleration. Under the 2015 Plan we do not accelerate vesting of awards that are assumed or replaced by the resulting entity after a change in control unless an employee’s employment is also terminated by the Company without cause or by the employee with good reason within two years of the change in control.

●	Code Section 162(m) Eligibility. The 2015 provides flexibility to grant awards that qualify as “performance-based” compensation under Code Section 162(m).

●	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or unearned performance shares under the 2015 Plan.

Summary of the 2015 Plan

The principal features of the 2015 Plan are summarized below. The following summary of the 2015 Plan does not purport to be a complete description of all of the provisions of the 2015 Plan. It is qualified in its entirety by reference to the complete text of the 2015 Plan, which is attached to this Proxy Statement as Appendix A.

Eligibility

Awards may be granted under the 2015 Plan to officers, employees, directors, consultants and advisors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of July 14, 2015, approximately 35 individuals were eligible to receive awards under the 2015 Plan, including 4 executive officers and 6 non-employee directors.

Administration

The 2015 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2015 Plan is 300,000 shares, representing 9.6% of the fully diluted Company common stock outstanding as of July 14, 2015. In addition, as of the date of stockholder approval of the 2015 Plan, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2015 Plan. Up to 300,000 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2015 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2015 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2015 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2015 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

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Awards to Non-employee Directors

No more than $500,000 may be granted in equity-based awards during any one year to a non-employee member of the Board, based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of our common stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for board service.

Adjustments

If certain changes in our common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in our common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2015 Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the Company.

Types of Awards

The 2015 Plan permits the granting of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

●	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2015 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2015 Plan and any other terms and conditions determined by the Compensation Committee.

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●	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2015 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2015 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Code Section 162(m), we may be prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2015 Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total stockholder return and earnings per share criteria): (1) cash flow; (2) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (3) earnings measures (including EBIT and EBITDA); (4) return on equity; (5) total stockholder return; (6) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (7) return on capital; (8) revenue; (9) income; (10) profit margin; (11) return on operating revenue; (12) brand recognition/acceptance; (13) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (14) productivity; (15) expense targets; (16) market share; (17) cost control measures; (18) balance sheet metrics; (19) strategic initiatives; (20) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (21) return on assets; (22) growth in net sales; (23) the ratio of net sales to net working capital; (24) stockholder value added; (25) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (26) sales from newly-introduced products; (27) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (28) product quality, safety, productivity, yield or reliability (on time and complete orders); (29) funds from operations; (30) regulatory body approval for commercialization of a product; (31) debt levels or reduction or debt ratios; (32) economic value; (33) operating efficiency; (34) research and development achievements; or (35) any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income).

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Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

In addition, compensation realized from the exercise of options and SARs granted under the 2015 Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2015 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or SARs for more than 100,000 shares in any calendar year or more than 125,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2015 Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $4.0 million for an annual incentive award and $2.0 million for all other cash-based awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Effect of Change in Control. Under the 2015 Plan, in the event of a change in control (as defined in the 2015 Plan), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by the Compensation Committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Subject to the terms and conditions of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

●	For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

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●	For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by the Company other than for “cause” or by the award recipient for “good reason” (each as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Term, Termination and Amendment of the 2015 Plan

Unless earlier terminated by the Board, the 2015 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. The Board may amend, suspend or terminate the 2015 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2015 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2015 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2015 Plan if the 2015 Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the 2015 Plan will be made at the Compensation Committee’s discretion, subject to the terms and conditions of the 2015 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2015 Plan are not determinable at this time.

Equity Compensation Plan Information

The following table provides information as of December 31, 2014 with respect to compensation plans under which equity securities of the Company are authorized for issuance, adjusted to reflect the 1-for-50 reverse split of our common stock effective July 8, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	264,703	$14.50	15,297
Equity compensation plans not approved by security holders	75,279	$30.00	—
Total	339,982	$18.00	15,297

The Ener-Core, Inc. 2013 Equity Incentive Award Plan was adopted by our Board and approved by our stockholders in June 2013. The Plan authorizes our Board (as administrator of the Plan) to grant incentive stock options to employees, and to grant nonstatutory stock options or stock purchase rights to employees, directors and consultants (each as defined in the Plan). The Plan, when initially approved by our stockholders in June 2013, reserved for issuance 14,000,000 shares of our common stock (280,000 shares of common stock post-split). On March 25, 2015, our Board amended the Plan to reserve for issuance 21,000,000 shares of our common stock (420,000 shares of common stock post-split). This increase has not been approved by our stockholders. No further amendments have been made to the Plan.

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With respect to grants of incentive stock options under the Plan to employees who, at the time of grant, own stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price of incentive stock options must be no less than 110% of the fair market value of our common stock on the date of the grant. In the case of a grant of incentive stock options under the Plan to any other employee, the exercise price of incentive stock options must be no less than 100% of the fair market value of our common stock on the date of the grant. With respect to grants of nonstatutory stock options under the Plan, the exercise price of nonstatutory stock options must be no less than 100% of the fair market value of our common stock on the date of the grant.

The fair market value means the value of our common stock on the applicable grant date, determined as follows: (i) if our common stock is listed on an established stock exchange, the closing price of our common stock on the last market trading day prior to the grant of the award; (ii) if our common stock is regularly quoted by a recognized securities dealer, but selling prices are not reported, the arithmetic mean between the high bid and low asked stock prices on the last market trading day prior to the grant of the award; or (iii) if our common stock is not publicly traded or quoted, as established by our Board in good faith and consistent with the definition of fair market value under the regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended.

Options granted under the Plan generally must be exercised during the optionee’s continuing status as an employee, director or consultant. If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company, such optionee may only exercise his or her options within the period of time specified in an option agreement, which must specify at least thirty days to the extent that the options are vested on the date of termination. If no time period is so specified, the options will remain exercisable for three months following the optionee’s termination with the Company.

If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company because the optionee becomes disabled, such optionee may exercise his or her options within the period of time specified in an option agreement, which must specify a time period of at least six months to the extent that the options are vested on the date of termination. If no time period is so specified, the options will remain exercisable for twelve months following the optionee’s termination with the Company due to such disability.

If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company due to his or her death, his or her options may be exercised (by the optionee’s estate or a person who acquires the right through inheritance) within the period of time specified in an option agreement, which must specify at least six months to the extent that the options are vested on the date of his or her death. If no time period is so specified, the options will remain exercisable for twelve months following the optionee’s termination with the Company due to his or her death.

If an employee, director or consultant ceases to perform services in his or her respective capacity for the Company due to termination, disability or death, in no event shall the options be exercised after ten years from the date of the grant.

Stock purchase rights granted under the Plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of other awards granted under the Plan and/or cash awards made outside the Plan. In order to accept an award of stock purchase rights, the employee, director or consultant receiving such award must execute a restricted stock purchase agreement setting forth the terms of the award, as well as the stock price of stock purchase rights, as determined by our Board. The relevant restricted stock purchase agreement shall also grant to us a right of repurchase (unless our Board determines otherwise). If and when the stock purchase right is exercised, the employee, director or consultant exercising the stock purchase right shall have rights equivalent to those of a stockholder of the Company.

Awards granted under the Plan are generally not transferable by the participant except by will or the laws of descent or distribution, and each award is exercisable, during the lifetime of the participant, only by the participant (except as otherwise provided in the Plan).

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Under certain circumstances in connection with a merger or other extraordinary corporate transaction, accelerated vesting of such awards may occur, all as set forth in the Plan. Our Board may amend, alter, suspend, or terminate the Plan at any time. We may not alter the rights and obligations under any award granted before amendment of the Plan without the consent of the affected participant. Unless terminated sooner, the Plan will terminate automatically in June 2023.

Equity compensation not approved by stockholders consists of warrants issued to service providers, typically businesses, which are issued on the basis of services provided in lieu of, in whole or in part, cash compensation. All warrants outstanding as of December 31, 2014 were issued as fully exercisable on the date of issuance. As of December 31, 2014, as adjusted to give effect to the 1-for-50 reverse split of our common stock effective July 8, 2015, equity compensation not approved by stockholders consists of:

	Issue Date	Expiration Date	Number of Shares Underlying Warrants (#)	Exercise Price per Share ($)
2013 Services Warrants—July(1)	July 2013	July 2018	9,494	$37.50
2013 Services Warrants—August(1)	Aug 2013	Aug 2018	728	37.50
2013 Services Warrants—November(2)	Nov 2013	Nov 2018	2,400	50.00
2014 Services Warrants—April(3)	Apr 2014	Apr 2019	13,657	39.00
2014 Services Warrants—September(4)	Aug 2014	Aug 2019	16,000	25.00
2014 PIPE Warrants—September(5)	Sept 2014	Sept 2018	26,500	25.00
2014 Services Warrants—November(6)	Nov 2014	Nov 2018	6,500	25.00
Balance outstanding at December 31, 2014			75,279	$30.00
Warrants exercisable at December 31, 2014			75,279	$30.00

(1)	The July and August 2013 services warrants were issued for fees incurred in conjunction with the Private Equity issuances in July 2013. The warrants were valued on the issuance date using the Black-Scholes option pricing model at $214,000 for the combined 10,222 warrants issued.

(2)	The November 2013 services warrants were issued for fees incurred in conjunction with the November 2013 Private Equity issuance. The warrants were valued using the Black-Scholes option pricing model at $72,000 on the issuance date.

(3)	The April 2014 services warrants were issued for fees incurred in conjunction with the 2014 Convertible Notes. The shares of common stock issuable upon exercise of the warrants were valued at $157,000 on the issuance date.

(4)	The September 2014 services warrants were issued to a consultant in exchange for advisory services with no readily available fair value. At the time of issuance, the exercise price of the warrants was $0.78 per share ($39.00 per share on a post-split adjusted basis), and the warrants had a one-time price reset provision to the exercise price of the Convertible Notes Warrants if the exercise price of the Convertible Notes Warrants changed prior the September 30, 2014. On September 22, 2014, the exercise price was changed to $0.50 per share ($25.00 per share on a post-split adjusted basis). There are no further exercise price changes for this warrant series. The warrants were valued using the Black-Scholes option pricing model at $131,000 on the issuance date with an additional $6,000 recorded to expense on September 22, 2014 to reflect the change in fair value resulting from the exercise price change.

(5)	The September 2014 PIPES Warrants were issued in connection with placement agent services for the Company’s September 2014 private equity placement. The warrants were valued using the Black-Scholes option pricing model at $296,000 on the issuance date.

(6)	The November 2014 services warrants were issued as compensation for investor relations services provided during 2014. The warrants were valued using the Black-Scholes option pricing model at $43,000 on the issuance date.

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Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2015 Plan generally applicable to the Company and to participants in the 2015 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

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Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2015 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2015 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2015 Plan until all tax withholding obligations are satisfied.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve Proposal 4.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ENER-CORE, INC. 2015 OMNIBUS INCENTIVE PLAN.

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PROPOSAL 5: APPROVAL OF REINCORPORATION OF COMPANY TO THE STATE OF DELAWARE

The Board has unanimously approved the reincorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”), including the adoption of a new certificate of incorporation and bylaws, subject to approval by our stockholders. In addition, the Board has determined that the terms of the Plan of Conversion by which the Reincorporation will be effectuated are fair to, and in the best interests of, both the Company and our stockholders. For the reasons set forth herein, we recommend that the stockholders approve the Reincorporation, which will also constitute approval of the Plan of Conversion, the new certificate of incorporation and an authorization pursuant to the new certificate of incorporation for the Board to adopt the new bylaws, each substantially in the forms attached to this Proxy Statement as appendices.

Summary

The principal effects of the Reincorporation, if approved by our stockholders and consummated, will be that:

●	The affairs of the Company will cease to be governed by Nevada corporation laws pursuant to the Nevada Revised Statues (the “NRS”) and will become subject to Delaware corporation laws pursuant to the Delaware General Corporation Law (the “DGCL”). The Company’s governance will be pursuant to the new certificate of incorporation filed in Delaware and the new bylaws reflecting, among other things, application of the DGCL.

●	The resulting Delaware corporation (referred to in this section as “Ener-Core Delaware”) will be the same entity as the Company as currently incorporated in Nevada (referred to in this section as “Ener-Core Nevada”) and will continue with all of the rights, privileges and powers of Ener-Core Nevada, will possess all of the properties of Ener-Core Nevada, will continue with all of the debts, liabilities and obligations of Ener-Core Nevada, including all contractual obligations, and will continue with the same officers and directors of Ener-Core Nevada immediately prior to the Reincorporation, as more fully described below.

●	When the Reincorporation becomes effective, all of our issued and outstanding shares of common stock at such time will be automatically converted into issued and outstanding shares of common stock of Ener-Core Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the quotation of shares of our common stock on the OTCQB under the same symbol “ENCR.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC.

○	Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the reincorporation. The Reincorporation will not change the respective ownership positions of our stockholders in our company.

○	Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become plans of Ener-Core Delaware, including the Ener-Core, Inc. 2015 Omnibus Incentive Plan (if Proposal 4 is approved at the annual meeting), and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Ener-Core Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as immediately before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Ener-Core Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

○	Upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of our common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Ener-Core Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as immediately prior to the Reincorporation.

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Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion, substantially in the form attached to this Proxy Statement as Appendix B (the “Plan of Conversion”). The Plan of Conversion provides that Ener-Core Nevada will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL.

Assuming that our stockholders approve this Proposal, we anticipate effecting the Reincorporation within 30 days after the annual meeting by filing with the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached to this Proxy Statement as Appendix C, and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion, substantially in the form attached to this Proxy Statement as Appendix D and (ii) a certificate of incorporation, which will govern the Company as a Delaware corporation, substantially in the form attached to this Proxy Statement as Appendix E. In addition, assuming that our stockholders approve this Proposal, upon the consummation of the Reincorporation the Board will adopt bylaws for the resulting Delaware corporation, substantially in the form attached to this Proxy Statement as Appendix F. Approval of this Proposal by our stockholders will constitute approval of the Plan of Conversion, including the articles of conversion, the certificate of conversion, and the certificate of incorporation, and an authorization pursuant to the new certificate of incorporation for the Board to adopt the new bylaws. Stockholders also should note that approval of the Reincorporation will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of the Company after the Reincorporation.

If our stockholders approve the Reincorporation, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the articles of conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the certificate of conversion and the certificate of incorporation.

Reasons for Reincorporation

The Board is continually evaluating how to best position the Company to be attractive to all of its potential constituents, including stockholders, employees, officers, directors, customers, and other business partners. The Board approved the Reincorporation because it believes that the resulting change to governance under the corporate laws of the State of Delaware will directly benefit our stockholders by providing greater clarity with respect to their rights, and in turn will provide greater certainty to our Company’s other constituents.

Specifically, Delaware’s laws are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. The DGCL is generally acknowledged to be the most advanced and flexible corporate statute in the United States, and the Delaware General Assembly annually considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to changing legal and business needs. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, according to publicly available data, a majority of U.S. publicly-traded entities are organized in Delaware or have changed their corporate domiciles to Delaware.

In addition, Delaware’s Court of Chancery has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges with significant experience addressing business issues, not juries, which traditionally has enabled corporate litigation in Delaware to proceed relatively quickly and effectively. As a result, Delaware courts overall have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing the DGCL, including areas of governance that case law in most other states, including Nevada, does not address.

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This abundance of Delaware legal precedent provides clarity and predictability to many areas of corporate law for Delaware entities, and the Board believes it should provide the Company, its Board and management the ability to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. In addition, stockholders are generally more familiar with Delaware corporations, including Delaware’s vast body of law on fiduciary duties of directors and officers, and should benefit from an increased understanding of and comfort with their rights relative to the Company. In the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in raising capital for Delaware corporations, and certain types of prospective investors may be more willing to invest in a Delaware corporation than in a Nevada corporation as a result of the increase in available legal precedent and clarity of stockholder rights in Delaware. Further, although to date we have not experienced difficulty in recruiting or retaining directors or officers, potential Board or officer candidates are generally familiar and comfortable with Delaware laws—especially those relating to director and officer indemnification—and we believe that the Reincorporation will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers who seek the protections afforded by Delaware law.

The Board is not proposing the Reincorporation to prevent a change in control of our Company and is not aware of any present attempt by any person to acquire control of our Company or to obtain representation on the Board.

Effects of Reincorporation

General

Apart from being governed by the new certificate of incorporation, new bylaws and the DGCL—the effects of which are addressed below under “Our Authorized Securities” and “Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware”—for all other purposes, the Company will be the same entity as the Company immediately prior to the Reincorporation. Through the conversion mechanism provided by the NRS and DGCL, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the company and all other causes of action belonging to our Company immediately prior to the Reincorporation will remain vested in the Company following the Reincorporation. In addition, all debts, liabilities, obligations and duties of the Company immediately prior to the Reincorporation will remain attached to the Company following the reincorporation. The Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation after the Reincorporation. The Reincorporation will not result in any change in our business, management, Board, operations or the location of our principal executive offices.

Our Authorized Securities

Prior to July 8, 2015, our amended and restated articles of incorporation authorized the issuance of up to 200,000,000 shares of common stock, with a par value of $0.0001 per share and up to 50,000,000 shares of preferred stock, with a par value of $0.0001 per share. Similarly, as a Delaware corporation and under the certificate of incorporation after the Reincorporation, we will be authorized to issue 200,000,000 shares of common stock, with a par value of $0.0001 per share and up to 50,000,000 shares of preferred stock, with a par value of $0.0001 per share.

On July 8. 2015, we effectuated a reverse stock split of the Company’s authorized, issued and outstanding shares of capital stock at a ratio of 1-for-50 (the “Split”) in accordance with NRS Section 78.207. Pursuant to NRS Section 78.207, the Company may effect a reverse stock split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the reverse stock split, (ii) the reverse stock split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the reverse stock split. As approved by the Board, the Split complied with these requirements. The Company effectuated the Split by filing a Certificate of Change with the Secretary of State of the State of Nevada, and after effectiveness of the Split we are authorized to issue only 4,000,000 shares of common stock and 1,000,000 shares of preferred stock immediately prior to the time of the Reincorporation. The new certificate of incorporation, to be approved as part of the Reincorporation, re-establishes the authorized share capital at the same levels as prior to the Split, maintaining the Company’s ability to appropriately reserve shares for its outstanding options and warrants, to reserve necessary shares for the Ener-Core, Inc. 2015 Omnibus Incentive Plan and to maintain flexibility for capital-raising transactions for the benefit of the Company and its stockholders.

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Our current amended and restated articles of incorporation and the proposed certificate of incorporation both authorize the Board to issue shares of preferred stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the Reincorporation is approved, except as required by law or regulation. Whether prior to or after the Reincorporation, should the Board determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board deems to be in the best interests of our Company and stockholders, and the Company shall promptly disclose such issuances and their terms.

Our Outstanding Securities

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock automatically will be converted into issued and outstanding shares of common stock of Ener-Core Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the quotation of our shares of common stock on the OTCQB under the same symbol “ENCR”. We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to Restrictions prior to the reincorporation will continue to be subject to the same restrictions as after the Reincorporation. The Reincorporation will not change the respective ownership positions of our stockholders.

Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of Ener-Core Delaware, our employee benefit and incentive plans will become Ener-Core Delaware plans, and each option, equity award or other right issued under such plans outstanding immediately prior to the Reincorporation automatically will be converted into an option, equity award or right to purchase or receive the same number of shares of Ener-Core Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employment agreements and other employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.

Similarly, upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of our common stock automatically will be converted into a warrant to purchase or receive the same number of shares of Ener-Core Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Our stockholders will not be required to exchange their stock certificates for new stock certificates with respect to the Reincorporation. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of Ener-Core Delaware. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, including the articles of conversion, the certificate of conversion, and the certificate of incorporation, and thereby authorizing the Board to adopt new bylaws appropriate to the resulting Delaware corporation, each in the forms attached to this Proxy Statement. Stockholders also should note that approval of the Reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of the Company after the reincorporation.

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Effect of Not Obtaining Required Vote for Reincorporation

If we fail to obtain the requisite vote of our stockholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Nevada and governed by the NRS and our existing articles of incorporation and bylaws.

Discretion Not to Consummate Reincorporation

The Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of our common stock who receive common stock of Ener-Core Delaware in exchange for their common stock of Ener-Core Nevada in the Reincorporation. This discussion addresses only those stockholders who hold their common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) and does not address all the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, including, without limitation:

●	financial institutions, insurance companies, regulated investment companies or real estate investment trusts;

●	pass-through entities or investors in such entities;

●	tax-exempt organizations;

●	dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting;

●	persons that hold common stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction;

●	persons who are not U.S. holders;

●	persons that have a functional currency other than the U.S. dollar;

●	persons who acquired their shares of common stock through the exercise of an employee stock option or otherwise as compensation;

●	persons whose common stock is “qualified small business stock” for purposes of Section 1202 of the Code; and

●	persons who are subject to the alternative minimum tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is:

●	a citizen or resident of the United States;

●	corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;

●	a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner. Partners holding common stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the Reincorporation.

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The tax consequences to holders of options to acquire our common stock are also not discussed herein. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation).

The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the reincorporation to the Company, Ener-Core Delaware and/or our stockholders. A ruling from the IRS will not be requested in connection with the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

●	No gain or loss will be recognized by holders of our common stock upon receipt of common stock of Ener-Core Delaware pursuant to the Reincorporation;

●	The aggregate tax basis of the common stock of Ener-Core Delaware received by each stockholder of Ener-Core Nevada in the Reincorporation will be equal to the aggregate tax basis of the common stock of Ener-Core Nevada surrendered in exchange therefor;

●	The holding period of the common stock of Ener-Core Delaware received by each stockholder of Ener-Core Nevada will include the period for which such stockholder held the common stock of Ener-Core Nevada surrendered in exchange therefor, provided that such common stock of Ener-Core Nevada was held by such stockholder as a capital asset at the time of the Reincorporation; and

●	No gain or loss will be recognized by Ener-Core Nevada or Ener-Core Delaware as a result of the Reincorporation.

A U.S. holder of shares of our common stock may be required to attach a statement to its tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b) and may be required to maintain a permanent record of facts relating to the Reincorporation. Such information includes, among other things, the stockholder’s tax basis in the stockholder’s common stock of Ener-Core Nevada and the fair market value of the stockholder’s common stock of Ener-Core Nevada immediately prior to the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation, adjusted solely for any other actions taken in the applicable period that may independently have an accounting impact.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the articles of conversion with the Secretary of State of the State of Nevada and the filing of the certificate of conversion and the certificate of incorporation with the Secretary of State of the State of Delaware.

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Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware

As a Nevada corporation, Ener-Core Nevada and the rights of our stockholders are governed by NRS Chapters 78 and 92, its Amended and Restated Articles of Incorporation (the “Nevada Articles”) and its Amended and Restated Bylaws (the “Nevada Bylaws”). Upon consummation of the Reincorporation, the Company will be a Delaware corporation, and Ener-Core Delaware and our stockholders’ rights will be governed by the DGCL, by the new certificate of incorporation (the “Delaware Certificate”) and the new bylaws to be adopted by the Board (the “Delaware Bylaws”), substantially in the forms attached to this Proxy Statement.

Although the Delaware Certificate and Delaware Bylaws are substantially similar to the Nevada Articles and Nevada Bylaws, respectively, they also include certain provisions that differ in some respects from the provisions contained in the Nevada Articles and Nevada Bylaws. The following comparison of the NRS, Nevada Articles and Nevada Bylaws with the DGCL, Delaware Certificate and Delaware Bylaws summarizes important distinctions between the respective bodies of law and organizational documents, but does not purport to be a complete statement of the respective rights of our stockholders prior and subsequent to the Reincorporation. Further, the following summary is not intended to constitute a comprehensive summary of such laws or documents. As such, the following summary is qualified in its entirety by reference to the NRS and DGCL, respectively, as well as the Nevada Articles, Nevada Bylaws, Delaware Certificate and Delaware Bylaws.

Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. NRS 78.115.

The Nevada Articles provide that the number of directors shall be one or more, fixed from time to time by the resolution of the Board. The Nevada Bylaws provide that the number of directors shall be not less than one and not more than seven, as fixed from time to time by resolution of the Board.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors. DGCL Section 141.

The Delaware Certificate will provide that the number of directors shall be one or more, fixed from time to time by the resolution of the Board. The Delaware Bylaws will provide that the number of directors shall be not less than one and not more than seven, as fixed from time to time by resolution of the Board.

Classified Board

Nevada law allows corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually. NRS 78.330.

Neither the articles of incorporation nor the bylaws of Ener-Core Nevada provide for a classified Board. Directors are elected at the annual meeting of stockholders.

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes divided as equally as possible with staggered terms of office.

Neither the Delaware Certificate nor Delaware Bylaws will provide for a classified Board. Directors will continue to be elected at the annual meeting of stockholders.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. NRS 78.335.

The Nevada Bylaws provide that any director or the entire Board may be removed, with or without cause, by the holders of two-thirds of shares entitled to vote at an election of directors.

Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them. DGCL Section 141.

The Delaware Certificate will not change this statutory rule.

Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. DGCL Section 141.

The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

Interested Party Transactions	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors (or committee) or stockholders and the transaction is approved or ratified by the board (or committee) or stockholders in good faith, without counting the vote(s) of the common or interested director(s) in the former case and counting such vote(s) in the latter case, (ii) the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140.	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors, (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified. DGCL Section 144.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Special Meetings of Stockholders

Nevada law provides that unless otherwise set forth in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders. NRS 78.310.

The Nevada Bylaws provide that special meetings of the stockholders may be called by: (1) the Chairman of the Board; (2) the Chief Executive Officer; or (3) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors and shall be held at such place, on such date and at such time as the Board determines.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholders’ meeting. DGCL Section 211.

The Delaware Bylaws will provide that special meetings of the stockholders may be called by: (1) the Chairman of the Board; (2) the Chief Executive Officer; or (3) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors and shall be held at such place, on such date and at such time as the Board determines.

Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding at least 15% of the corporation’s voting power. NRS 78.345.	Delaware law provides that if the annual meeting for election of directors is not held on the date designated or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors shall cause the meeting to be held as soon as is convenient, and that if a corporation fails to hold an annual meeting for the election of directors within 30 days of the date designated for the annual meeting, or within 13 months of the most recent annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors. DGCL Section 211.

Cumulative Voting	Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. NRS 78.360.	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. DGCL Section 214.

	Ener-Core Nevada does not have a provision granting cumulative voting rights in the election of its directors in the Nevada Articles or Nevada Bylaws.	Ener-Core Delaware will not have a provision granting cumulative voting rights in the election of its directors in its Delaware Certificate or Delaware Bylaws.

Vacancies

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. NRS 78.335.

The Nevada Bylaws provide that any vacancies may be filled by a majority vote of the remaining directors, even though less than a quorum of the Board, unless the Board determines by resolution to allow such vacancy to be filled by stockholder vote.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise. DGCL Section 142.

The Delaware Bylaws will provide that any vacancies may be filled by a majority vote of the remaining directors, even though less than a quorum of the Board, unless the Board determines by resolution to allow such vacancy to be filled by stockholder vote.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Stockholder Voting Provisions (Quorum and General Matters)	Under Nevada law, a majority of the voting power, which includes the voting power that is present both in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the corporation’s articles of incorporation or bylaws. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action. NRS 78.320, 78.330.

The Nevada Bylaws do not change the statutory rules regarding the above stockholder voting provisions.

Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series. DGCL Section 216.

The Delaware Bylaws do not change the statutory rules regarding the above stockholder voting provisions.

Duration of Proxies	A proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355	A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

	The Nevada Bylaws do not change the statutory rule regarding the period of effectiveness for proxies, but provide that any proxy properly created is not revoked and continues in full force and effect until (i) another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary of the corporation or another person or persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots; or (ii) the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the corporation when the votes are counted.	The Delaware Bylaws do not change the statutory rule regarding the period of effectiveness for proxies, but provide that a stockholder may revoke any non-irrevocable proxy by attending a meeting of the stockholders and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy with a later date.

Stockholder Voting Provisions (Mergers and Similar Transactions)

Nevada law generally requires authorization by a majority of the voting power of the stockholders as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued or issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding immediately before the merger. NRS 92A.130.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Delaware law generally requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251.

The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Stockholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. NRS 78.320.

The Nevada Bylaws provide that any action required to be taken at any annual or special meeting of the stockholders, or any action that may be taken at any annual or special meeting of the stockholders or otherwise, may not be taken without a meeting, prior notice, and a vote, and stockholders may not act by written consent.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228.

The Delaware Certificate specifically denies the power of the stockholders to act by written consent pursuant to DGCL Section 228.

Advance Notice of Stockholder Proposals

Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

The Nevada Bylaws provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary of the corporation at the company’s principal executive offices not less than sixty (60) days nor more than one ninety (90) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated by the prior year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the ninetieth (90th) day nor later than the sixtieth (60th) day prior to such annual meeting, or, if the public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.

Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of stockholder proposals.

The Delaware Bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to, or mailed and received by, the Secretary of the corporation at the company’s principal executive offices not less than sixty (60) days nor more than one ninety (90) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth (90th) day nor later than the later of (i) the sixtieth (60th) day prior to such annual meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Adjournment of Stockholder Meetings	Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370.	If a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. DGCL Section 222.

	The Nevada Bylaws follow the statutory rule, and supplement as follows: (a) at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting; and (b) if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.	The Delaware Bylaws will follow the statutory and supplement by providing that if the adjournment is for 30 days or less, notice need not be delivered if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.

Amendments to the Articles of Incorporation or Certificate of Incorporation

Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the majority of voting power of the corporation to approve any amendment to the articles of incorporation unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.

The Nevada Bylaws do not change the statutory rules regarding amendments to the Nevada Articles.

Delaware law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the majority of voting power of the corporation to approve any amendment to the certificate of incorporation unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Additionally, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242.

The Delaware Bylaws will not change the statutory rules regarding amendments to the Delaware Certificate.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Amendments to the Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.

The Nevada Bylaws provide that the bylaws may be amended by the Board or by the stockholders, except that any vote of the stockholders to amend certain sections of the bylaws requires the affirmative vote of the holders of at least 66-2/3% of the outstanding voting power of the corporation, voting together as a single class.

Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109.

The Delaware Certificate will provide the Board the ability to adopt, amend or repeal the bylaws, and acknowledges and preserves the stockholders’ statutory right to such actions.

Exclusive Forum Provision

An “exclusive forum” provision of a company’s governing documents provides that claims relating to alleged breaches of fiduciary duties and similar matters may be brought only in the courts of the state of incorporation. Nevada law does not expressly address the permissibility of an exclusive forum provision in the governing documents of a corporation.

The Nevada Articles and Nevada Bylaws do not include a forum selection provision.

Recent case law in Delaware has upheld the adoption and use of exclusive forum provisions. The Delaware Certificate will include an exclusive forum provision.

ANTI-TAKEOVER

Control Share Acquisitions

Nevada’s “Acquisition of Controlling Interest” statute applies to Nevada corporations that do business in the State of Nevada directly or through an affiliate and which have 200 or more stockholders of record (at least 100 of which have record addresses in Nevada), unless the articles of incorporation or bylaws specifically provide otherwise. If applicable, this statute generally provides that any person acquiring certain statutorily defined “control” percentages (20%, 33.3% or a majority) of a corporation’s outstanding shares in the secondary market is not entitled to vote those “control shares” unless a majority of the other stockholders elects to restore such voting rights in whole or in part. NRS 78.379, 78.3791.

Ener-Core Nevada neither conducts business in the State of Nevada nor has 100 record stockholders resident in Nevada, and therefore this statute does not apply. However, it could apply in the future if we remain incorporated in Nevada.

Delaware law has no provision comparable to Nevada’s “Acquisition of Controlling Interest” statute.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Business Combinations

The NRS generally prohibits a Nevada corporation with 200 or more stockholders of record from engaging in a combination, defined to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of two years following the date that such person became an Interested Stockholder unless the board of directors of the corporation approved in advance either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, a combination may be consummated during the two year period if: (a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by consent, by the affirmative vote of the holders of stock representing 60 percent of the outstanding voting power not beneficially owned by the Interested Stockholders. If this approval is not obtained, the combination may be consummated after the two year period expires if it meets all requirements of the articles of incorporation and if either:

(a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or

(b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these sections of the NRS, if such amendment is approved by the affirmative vote of a majority of the voting power of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder who became an Interested Stockholder before the effective date of the amendment.

As Ener-Core Nevada has not adopted a provision in the Nevada Articles in which it elects not to be governed by the sections of the NRS relating to business combinations, the statute applies to combinations involving Ener-Core Nevada.

Under the Delaware business combination statute, a corporation is prohibited from engaging in any business combination with an interested stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within a three-year period did own, 15% or more of the corporation’s voting stock for a three year period following the time the stockholder became an interested stockholder, unless:

●   prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●   the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder; or

●   at or subsequent to the time the stockholder became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

A business combination generally includes:

●   mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

●   specified transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries; and

●   other transactions resulting in a disproportionate financial benefit to an interested stockholder.

The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders. DGCL Section 203.

Ener-Core Delaware will not have any provision in its Delaware Certificate by which it elects out of governance by the Delaware business combination statute.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Consideration of Non-Stockholder Interests	The NRS expressly authorizes directors, when taking action on behalf of a corporation, to consider the interests of constituencies other than stockholders, including employees, suppliers, creditors, customers and the community and society as a whole. NRS 78.138.	Delaware case law limits the ability of a board of directors to consider the interests of non-stockholders when taking action on behalf of the corporation in some circumstances. This aspect of Delaware law could limit the discretion of the Board in responding to unsolicited takeover proposals or similar events in some circumstances.

Combination with Interested Stockholders	Nevada’s “Combinations with Interested Stockholders” statute generally provides that a corporation may not engage in certain types of business combination transactions with an “interested stockholder” for two years after the person becomes an interested stockholder, or longer if certain requirements are not satisfied, unless (i) before becoming an interested stockholder, the board approved either the combination or the transaction in which the stockholder became “interested” or (ii) on or subsequent to the date the person became an interested stockholder, the business combination is authorized by the board of directors and a supermajority of the stockholders other than the interested stockholder. An “interested stockholder” is generally, (i) a person owning 10% or more of the corporation’s outstanding voting stock or (ii) an affiliate or associate of the corporation who held at least 10% of the stock at any point in the prior two years. NRS 78.423, 78.438.	The DGCL contains a “Business Combinations with Interested Stockholders” provision that is generally similar to the Nevada Combinations with Interested Stockholders statute, with the principal differences being that (i) the threshold for becoming an “interested stockholder” in Delaware is 15% rather than 10% and (ii) the duration of the moratorium on business combinations with an interested stockholder is three years rather than two, but is not subject to possible extension as it is in Nevada. DGCL Section 203.

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INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Indemnification	A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under the codification of the business judgment rule set forth in NRS 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court determines that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees. NRS 78.7502.	Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification may be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court determines upon application that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees. DGCL Section 145.

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Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

	The Nevada Articles and Nevada Bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors, officers, employees, or agents against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.	The Delaware Certificate and Delaware Bylaws will provide that the corporation shall indemnify its past, present and future directors, officers, employees and agents to the fullest extent not prohibited by the DGCL.

Advancement of Expenses

Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may require a corporation to advance expenses incurred by a director or officer relating to an action, suit or proceeding as to which indemnification may be obtained upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. NRS 78.751.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. DGCL Section 145.

The Delaware Certificate will provide for advancement of expenses to directors, officers and certain other employees and agents upon request, although will not require Ener-Core Delaware to advance expenses to any person in connection with action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. The Delaware Bylaws will provide for advancement of expenses as a contractual right, subject to the following conditions: (a) an indemnitee is entitled to advancement of expenses in connection with a proceeding initiated by such indemnitee only if the Board authorized the proceeding; and (b) if required by the DGCL, advancement of expenses will be permitted only upon receipt by Ener-Core Delaware of an undertaking consistent with the requirements of DGCL Section 145.

Limitation on Personal Liability of Directors	Under the NRS, neither a director nor an officer of a Nevada corporation can generally be held personally liable to the corporation, its stockholders or its creditors for any damages resulting from any act or failure to act in his or her capacity as officer or director unless he or she committed a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or a knowing violation of law. NRS 78.138.	A Delaware corporation is permitted to adopt a provision in its certificate of incorporation limiting or eliminating the liability of a director to a corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions for breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawfully-paid dividends or improper personal benefits. DGCL Section 102.

	The Nevada Articles and Nevada Bylaws do not change this statutory rule	The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

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DIVIDENDS

Provision	NRS and Nevada Organizational Documents	DGCL and Delaware Organizational Documents

Declaration and Payment of Dividends

Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288.

The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170.

The Delaware Certificate and Delaware Bylaws will not change this statutory rule.

California Corporations Code Section 2115

Section 2115 of the California General Corporation law provides that a corporation incorporated under the laws of a jurisdiction other than California, but which has more than one-half of its “outstanding voting securities” held by California residents and which has a majority of its property, payroll and sales in California, based on the factors used in determining its income allocable to California on its franchise tax returns, may be required to provide stockholders certain rights under California corporate law, including cumulative voting for directors and certain information rights, regardless of any contradiction with the company’s jurisdiction of incorporation. After reasonable analysis of the Company’s books and records the Company has determined that it is not currently subject to Section 2115. The Reincorporation will not impact the Company’s need to assess applicability of Section 2115, which would be equally applicable to a Nevada corporation and a Delaware corporation if the requirements of Section 2115 were met.

Dissenters’ Rights

Holders of record of shares of Ener-Core Nevada common stock who do not vote in favor of the Reincorporation or consent thereto in writing and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300–92A.500 of the NRS. However, if dissenters’ rights are exercised for more than one percent of our outstanding shares of common stock, the Board may in its sole discretion decide not to proceed with the Reincorporation.

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The procedures with which our stockholders must comply in order to exercise dissenters’ rights are discussed and summarized below. The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300–92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300–92A.500, which is attached to this Proxy Statement as Appendix G. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300–92A.500.

All references in NRS Sections 92A.300–92A.500 and in this summary to a “stockholder” or “holders of shares of our common stock” are to the record holder or holders of the shares of our common stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of our common stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

●	Before the vote on the adoption of the Reincorporation occurs at the Annual Meeting, each stockholder who wishes to assert dissenters’ rights must give written notice to our company before the vote is taken, of the stockholder’s intent to demand payment for the stockholder’s shares if the Reincorporation takes place and shall not vote or cause or permit to be voted such shares in favor of the Reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the Reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

●	A dissenting stockholder may NOT vote for approval of the Reincorporation. If a stockholder returns a signed proxy but does not specify in the proxy a vote against the Reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the Reincorporation, which will have the effect of waiving the rights of that stockholder to have the stockholder’s shares purchased at fair value pursuant to the NRS.

Abstaining from voting or voting against the Reincorporation will NOT constitute a waiver of a stockholder’s rights. After the vote is taken at the Annual Meeting, if the Reincorporation is approved and the Board proceeds with the Reincorporation, no later than 10 days after the Reincorporation takes place, a written dissenters’ notice and form, accompanied by a copy of NRS Sections 92A.300–92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the Reincorporation. The dissenters’ notice will state the results of the vote on the Reincorporation, where the payment demand must be sent, and where and when share certificates, if any, must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder or else the dissenting stockholder shall be deemed to have waived the right to demand payment. The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before June 26, 2015, the date of the Company’s first public disclosure pertaining to the Reincorporation and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after June 26, 2015, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must: demand payment; certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification, we may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to NRS 92A.440. A stockholder who makes the certification and deposits certificates may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by notifying us in writing by the date set forth in the dissenter’s notice from us. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without our written consent. A stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the notice from us, will not be entitled to payment for his or her shares.

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Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters’ rights as to fewer than every share registered in his or her name only if he or she objects for all shares beneficially owned by any one person and notifies us in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. A beneficial stockholder may assert dissenters’ rights as to shares held on his or her behalf only if he or she submits to us the stockholder of record’s written consent before or at the time he or she asserts dissenters’ rights and he or she does so for all shares that he or she beneficially owns or over which he or she has the power to direct the vote.

Within 30 days after receipt of a payment demand, we will pay in cash to each stockholder who complied with the terms of the dissenters’ notice the amount we estimate to be the fair value of the shares, plus accrued interest, except that we may withhold payment from a dissenter as to after-acquired shares to be subsequently offered to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by our balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder’s equity, or, where such financial statements are not reasonably available, then reasonably equivalent financial information and the latest available quarterly financial statements; a statement of our estimate of the fair value of the shares; an explanation of how the interest was calculated; and a statement of the dissenter’s right to demand payment under NRS 92A.480. If a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify us in writing of his or her own estimate of the fair value of the shares and interest due within 30 days after receiving the payment. If this kind of claim is made by a stockholder, and it cannot be settled, we are required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against us, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept our payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

All written notices of intent to demand payment of fair value should be sent or delivered to Ener-Core, Inc., 9400 Toledo Way, Irvine, California 92618, Attention: Company Secretary.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock as of the Record Date will be required to approve Proposal 5. As stockholder approval of the Reincorporation requires an affirmative majority vote of the outstanding shares, broker non-votes and abstentions will have the same effect as a vote against Proposal 5.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5 TO APPROVE THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

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PROPOSAL 6: ADJOURNMENT OF ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF there are not sufficient votes in favor of Proposal 5

If there are not a sufficient number of votes to approve Proposal 5 (“Approval of Reincorporation of Company to the State of Delaware”), we may propose to adjourn the annual meeting for a period of not more than 30 days for the purpose of soliciting additional proxies to approve Proposal 5. We do not intend currently to propose such adjournment of the annual meeting if there are sufficient votes to approve Proposal 5.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the annual meeting will be required to approve Proposal 6.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 6 TO ADJOURN THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 5.

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ANNUAL REPORT ON FORM 10-K

ENCLOSED HEREWITH IS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO (WITHOUT EXHIBITS) FOR OUR FISCAL YEAR ENDED DECEMBER 31, 2014. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. ADDITIONAL COPIES MAY BE REQUESTED IN WRITING. SUCH REQUESTS SHOULD BE SUBMITTED TO THE COMPANY’S SECRETARY AT ENER-CORE, INC., 9400 Toledo Way, Irvine, California 92618. EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K WILL ALSO BE PROVIDED UPON SPECIFIC REQUEST. THE MATERIALS WILL BE PROVIDED WITHOUT CHARGE.

OTHER MATTERS

The Board and management do not know of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

STOCKHOLDERS PROPOSALS FOR 2016 ANNUAL MEETING

To be considered for inclusion in next year’s Proxy Statement, stockholder proposals must be received at our principal executive offices no later than the close of business on March 24, 2016, in accordance with Rule 14a-8 promulgated under the Exchange Act. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the Proxy Statement relating to next year’s annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the 2016 annual meeting.

If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the Proxy Statement, we must receive such proposal no later than June 29, 2016. Under Rule 14a-4(c) under the Exchange Act, which governs the Company’s use of discretionary proxy voting authority with respect to stockholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the stockholder’s notice of intent to present such a proposal at the Company’s 2016 annual meeting by June 29, 2016, then the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the stockholders, without discussion of the matter in the Proxy Statement. However, if the date of our 2016 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice will need to be received by the Company not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Company’s Proxy Statement. The Company reserves the right to exclude stockholder proposals pursuant to SEC rules, or if untimely. If a stockholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the board of directors (or nominating committee, if applicable) concerning such candidate must be furnished within a reasonable time prior to the above deadline for stockholder proposals.

All notices of intention to present a proposal at the 2016 annual meeting should be addressed to our Company Secretary at Ener-Core, Inc., 9400 Toledo Way, Irvine California 92618 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for next year’s annual meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

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DIRECTOR NOMINEES FOR 2016 ANNUAL MEETING

In accordance with procedures set forth in our Amended and Restated Bylaws, our stockholders may propose nominees for election to the Board only after providing timely written notice to our Company Secretary. To be timely, a stockholder’s notice to our Company Secretary must be delivered to or mailed and received at our principal executive offices, located at 9400 Toledo Way, Irvine California 92618, on or before June 29, 2016 but not earlier than May 30, 2016. However, if the date of our 2016 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice will need to be received by the Company not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The notice must set forth, among other things:

●	the nominee’s name, age, business address and residence address;

●	the nominee’s principal occupation or employment;

●	the class and number of shares of our capital stock which are beneficially owned by the nominee;
●

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and

●

any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors, as well as certain other specific information required by our Amended and Restated Bylaws, a copy of which may be obtained by writing to our Company Secretary or accessing the SEC’s EDGAR filing database at www.sec.gov.

Submissions must be made by mail, courier or personal delivery—submissions by e-mail will not be considered. The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with the above procedural requirements, including the additional requirements set forth in our Amended and Restated Bylaws. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company Secretary at Ener-Core, Inc., 9400 Toledo Way, Irvine California 92618 or by calling us at (949) 616-3300.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read these SEC filings over the Internet at the SEC’s website at www.sec.gov. To receive copies of public records not posted to the SEC’s web site at prescribed rates, you may complete an online form at http://www.sec.gov, send a fax to (202) 772-9337 or submit a written request to the SEC, Office of FOIA/PA Operations, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

By Order of the Board of Directors,

/s/ Michael J. Hammons
Michael J. Hammons,
Chairman of the Board

Irvine, California
July 15, 2015

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Appendix A

ENER-CORE, INC.

 2015 OMNIBUS INCENTIVE PLAN

Ener-Core, Inc. sets forth herein the terms and conditions of its 2015 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key employees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.          “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.2.          “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Board.

2.3.          “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

2.4.          “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5.          “Board” means the Board of Directors of the Company.

2.6.          “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

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2.7.          “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.8.          “Code” means the Internal Revenue Code of 1986.

2.9.          “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board to the extent the Committee has been designated by the Board to administer the Plan.

2.10.        “Company” means Ener-Core, Inc., or any successor corporation.

2.11.        “Common Stock” means the common stock of the Company.

2.12.        “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

2.13.        “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by the Company or other corporate transaction involving the Company or any of its Subsidiaries.

2.14.        “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.

2.15.        “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

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2.16.        “Effective Date” means August 28, 2015, the date the Plan was approved by the Company’s stockholders.

2.17.        “Exchange Act” means the Securities Exchange Act of 1934.

2.18.        “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Board.

2.19.        “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.20.        “Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

2.21.        “Grantee” means a person who receives or holds an Award.

2.22.        “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.23.        “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.24.        “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25.        “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.26.        “Option Price” means the exercise price for each Share subject to an Option.

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2.27.        “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

2.28.        “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.29.        “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.30.        “Plan” means this Ener-Core, Inc. 2015 Omnibus Incentive Plan.

2.31.        “Prior Plan” means the Ener-Core, Inc. Equity Incentive Award Plan.

2.32.        “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

2.33.        “Restricted Period” shall have the meaning set forth in Section 10.1.

2.34.        “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.35.        “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.36.        “SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 9.

2.37.        “SEC” means the United States Securities and Exchange Commission.

2.38.        “Section 162(m)” means Code Section 162(m).

2.39.        “Section 409A” means Code Section 409A.

2.40.        “Securities Act” means the Securities Act of 1933.

2.41.        “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

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2.42.        “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.43.        “Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

2.44.        “Share” means a share of Common Stock.

2.45.        “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.46.       “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.47.        “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.48.        “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.49.        “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

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3.	ADMINISTRATION OF THE PLAN

3.1.          General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.

3.2.          No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

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3.3.          Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

All Awards and any amounts or benefits received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms or conditions of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, including the requirements of (i) Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) similar rules under the laws of any other jurisdiction and (iii) any policies adopted by the Company to implement such requirements. By accepting an Award, a Grantee shall be deemed to have acknowledged and consented to the Company’s application, implementation and enforcement of any applicable Company clawback policy that may apply to the Grantee, whether adopted prior to or following the Award’s Grant Date, and any provision of applicable law relating to cancellation, recoupment, rescission or payback of compensation, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4.          Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5.          No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.          Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

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4.	STOCK SUBJECT TO THE PLAN

4.1.          Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 300,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

4.2.          Share Counting

4.2.1.      General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2.      Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3.      Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4.      Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5.      Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

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4.3.          Award Limits

4.3.1.      Incentive Stock Options

Subject to adjustment under Section 15, 300,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2.      Individual Award Limits for Section 162(m) – Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 100,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 125,000 Shares.

4.3.3.      Individual Award Limits for Section 162(m) – Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $4.0 million; and (ii) all other cash-based Performance Awards: $2.0 million.

4.3.4.      Limits on Awards to Non-Employee Directors

No more than $500,000 may be granted in share-based Awards during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value underlying the Award as of the applicable Grant Date in the case of Restricted Stock, RSUs or Other Share-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that share-based Awards made to a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her retainer for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.          Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.          Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

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6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.          Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.          Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.          Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

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8.	TERMS AND CONDITIONS OF OPTIONS

8.1.          Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.          Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3.          Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.          Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

8.5.          Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.          Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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8.7.          Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

8.8.          Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.          Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2.          Other Terms

The Board shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

9.3.          Term of SARs

The term of a SAR shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

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9.4.          Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.        Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.        Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.        Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4.        Rights of Holders of RSUs

10.4.1.  Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

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10.4.2.  Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as stockholders of the Company, including voting or dividend or dividend equivalents rights.

10.4.3.  Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.       Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past Services rendered.

10.6.        Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.        General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.        Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

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11.3.        Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.        Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.        Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2.        Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

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12.2.1.  Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2.  Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

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12.2.3.  Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4.  Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

12.3.        Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4.        Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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13.	other SHARE-based awards

13.1.        Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.        Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.        General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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14.2.        Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.        Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for Awards granted (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding Shares or other transaction described in clause (ii) above, the number and kind of Shares for which Awards are outstanding and the Option Price per Share of outstanding Options and SAR Exercise Price per Share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.        Effect of Certain Transactions

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms and conditions, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria that were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (i) the holders of affected Options and SARs have been given a period of at least 15 days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in the Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

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15.3.       Change in Control

15.3.1.  Consequences of a Change in Control

For Awards granted to Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

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(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for Cause or (2) by the Service Provider for “good reason” (as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Separation from Service.

15.3.2.  Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)	The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)	A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

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(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)	During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4.       Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.       Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

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17.2.       Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3.       Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4.       Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5.       Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

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17.6.       Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

17.7.       Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

17.8.       Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9.       Transferability of Awards

17.9.1.  Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2.  Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

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17.10.    Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to stockholders, as determined by the Board. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

17.11.    Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

The Plan was adopted by the Board on July 14, 2015 and was approved by the stockholders of the Company on August 28, 2015.

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Appendix B

PLAN OF CONVERSION

OF

ENER-CORE, INC.,

A NEVADA CORPORATION

INTO

ENER-CORE, INC.,

A DELAWARE CORPORATION

THIS PLAN OF CONVERSION, dated as of [             ], 2015 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Ener-Core, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Ener-Core, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.105 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Ener-Core, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the stockholders of the Converting Entity.

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NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.	Conversion; Effect of Conversion.

(a)	Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(b)	Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)	The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)	Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Ener-Core, Inc.”

(e)	The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

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2.	Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)	executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)	executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)	executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, in the form of Exhibit C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.	Effective Time. The Conversion shall become effective at the time provided in the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.	Effect of Conversion.

(a)	Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.0001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.0001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)	Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c)	Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

B-3

(d)	Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(e)	Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(f)	Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.	Dissenters’ Rights. Upon the Effective Time, in accordance with Sections 92A.300-92A.500 of the NRS, the Converted Entity shall afford each stockholder of record (as defined in Section 92A.330 of the NRS) of shares of Converting Entity Common Stock who does not approve this Plan the right to receive the appraised value for his, her or its shares of the Converting Entity Common Stock if such stockholder fully complies with the provisions of Sections 92A.300-92A.500 of the NRS.

6.	Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

B-4

7.	Delaware Bylaws. As promptly as practicable following the Effective Time, the Board of the Converted Entity shall adopt the Bylaws of Ener-Core, Inc., substantially in the form of Exhibit D hereto.

8.	Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of Exhibit E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

9.	Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

10.	Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

11.	Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

12.	Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of page intentionally left blank]

B-5

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

ENER-CORE, INC.

a Nevada corporation

By:

[_________________]

Its:

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Appendix C

140304

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Ener-Core, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,

Ener-Core, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

- [X] **The entire plan of conversion is attached to these articles.**
- [ ] **The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.**
- [ ] **The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.**

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

C-1

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):**

Attn: Alain J. Castro

c/o: 9400 Toledo Way
Irvine, CA 92618

5. **Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)**

Date: **Time:**

6. **Signatures - must be signed by:**

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Ener-Core, Inc.

Name of *constituent* entity

X

Signature **Title** **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

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Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

Appendix D

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

Ener-Core, Inc., a corporation existing under the laws of the State of Nevada (the “Non-Delaware Corporation”), does hereby certify:

First: The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

Second: The jurisdiction of the Non-Delaware Corporation immediately prior to filing this Certificate is Nevada.

Third: The date the Non-Delaware Corporation first formed in Nevada is April 29, 2010.

Fourth: The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Ener-Core, Inc. and the type of entity of the Non-Delaware Corporation is a Nevada corporation.

Fifth: The name of the Corporation as set forth in the Certificate of Incorporation filed in accordance with Section 265(b)(2) of the Delaware General Corporation Law is Ener-Core, Inc.

This Certificate of Conversion shall become effective on _________, 2015 at ___ [a.m./p.m.]

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on _________, 2015.

ENER-CORE, INC.

a Nevada corporation

By:

[____________]

Its:

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Appendix E

CERTIFICATE OF INCORPORATION
OF
ENER-CORE, INC.

The undersigned, a natural person (the “Incorporator”) for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

ARTICLE I

The name of this corporation is Ener-Core, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is [      ]. The name of the registered agent of the Corporation at such address is [      ].

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock, par value $0.0001 per share (the “Common Stock”), and Preferred Stock, par value $0.0001 per share (the “Preferred Stock”). The total number of shares of stock which the Corporation is authorized to issue is 250,000,000, consisting of 200,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.

The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and, by resolution or resolutions adopted by the Board, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote. All Common Stock of the Corporation shall have the same rights and preferences. All Common Stock shall carry full voting power and shall be issued fully paid at such time as the Board may designate, in exchange for cash, property, or services, the stock of other corporations or other values, rights or things, and the judgment of the Board as to the value thereof shall be conclusive.

ARTICLE V

The stockholders of the Corporation shall not be personally liable for the payment of the Corporation’s debts except as they may be liable by reason of their own conduct or acts.

E-1

ARTICLE VI

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

The Corporation shall, to the fullest extent permitted by law, indemnify and upon request advance expenses to any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director or officer of the Corporation (or any predecessor thereof), or serves or served at any other corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, as a director, officer, employee or agent at the request of the Corporation (or any predecessor), against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise.

Neither any amendment, modification nor repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI, shall eliminate, reduce or adversely affect, any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification, repeal or adoption of an inconsistent provision.

ARTICLE VII

The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation, but the stockholders may make additional bylaws and may alter or repeal any bylaw whether adopted by them or otherwise.

ARTICLE VIII

The Corporation is to have perpetual existence.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for all “internal corporate claims.” “Internal corporate claims” means claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which title Title 8 of the Delaware Code confers jurisdiction upon the Court of Chancery.

ARTICLE X

The business and affairs of the Corporation shall be managed by or under the direction of the Board, which shall consist of one or more members. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be fixed from time to time only by resolution of the Board. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

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ARTICLE XI

Advance notice of new business at stockholders’ meetings and stockholder proposals and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Any actin required to be taken at any annual or special meeting of the stockholders, or any action that may be taken at any annual or special meeting of the stockholders or otherwise, may not be taken without a meeting, prior notice and a vote. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE XIII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

ARTICLE XIV

The power of the stockholders to act by written consent pursuant to Section 228 of the DGCL is specifically denied.

ARTICLE XV

The name and mailing address of the Incorporator is as follows:

[      ]

[      ]

[      ]

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IN WITNESS WHEREOF, this Certificate of Incorporation has been subscribed this __th day of [      ], 2015 by the undersigned who affirms that the statements made herein are true and correct.

[ ]
Incorporator

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Appendix F

BYLAWS

OF

ENER-CORE, INC.

ARTICLE I

CORPORATE OFFICES

Section 1.1            Registered Office. The registered office of Ener-Core, Inc. (the “Corporation”) in the State of Delaware is [      ]. The name of its registered agent at such address is [      ].

Section 1.2           Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors of the Corporation (the “Board”), and may establish other offices at such other places, both within and without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1             Place of Meetings. Meetings of stockholders shall be held at any place, within or outside the State of Delaware, as shall be designated from time to time by the Board. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the Corporation.

Section 2.2            Annual Meeting. The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors whose term of office expires at such meeting shall be elected and any other business as may properly come before the meeting may be transacted.

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Section 2.3             Advance Notice of Stockholder Nominations and Proposals.

(a)             Annual Meetings. At an annual meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations of persons for election to the Board or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (ii) otherwise properly brought before the meeting by or at the direction of the Board or any committee thereof; or (iii) otherwise properly brought before the meeting by a stockholder of record of the Corporation who is a stockholder of record at the time of providing the notice required by this Section 2.3 (a). For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) above in the immediately preceding sentence, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (v) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 2.3 (a) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

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(b)             Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any committee thereof or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.3 (b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.3 (b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 2.3 (a) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)             General. Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.3 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.3. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.3 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (c)(vi) of Section 2.3 (a)) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.3, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.3, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.3, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(d)             Public Announcement. For purposes of this Section 2.3, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

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(e)             Compliance with Exchange Act and Rules. Notwithstanding the foregoing provisions of this Section 2.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.3; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.3, and compliance with Section 2.3(a)(iii) and Section 2.3(c) shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of Section 2.3(a), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2.3 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.

Section 2.4             Special Meetings. Special meetings of the stockholders may be called at any time only by: (i) the Chairman of the Board, (ii) the Chief Executive Officer or (iii) or the Board acting pursuant to a resolution duly adopted by a majority of the Whole Board (as defined below), and any power of stockholders to call a special meeting is expressly denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting. Special meetings of the stockholders shall be held at such place, on such date and at such time as the Board shall determine. The term “Whole Board” shall mean the total number of authorized directors of the Corporation whether or not there exist any vacancies in previously authorized directorships. If a special meeting is called by the Chairman of the Board or the Chief Executive Officer, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered or certified mail or recognized overnight delivery service to the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice.

Section 2.5            Notice of Meetings. All notices of meetings with stockholders shall be in writing and shall be given not less than ten (10) nor more than sixty (60) calendar days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting (as authorized by the Board in its sole discretion pursuant to Section 211(a)(2) of the General Corporation Law of the State of Delaware), and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of the time, place, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. Whenever notice is required to be given under the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Corporation (as amended and/or restated, the “Certificate”) or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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Section 2.6            List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of the stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock registered in the name of each stockholder. Nothing contained in this Section 2.6 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) for a period of at least ten (10) calendar days prior to the meeting during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to the stockholders of the Corporation. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.7            Quorum. The holders of not less than a majority of the voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, the Certificate or these Bylaws. If, however, quorum shall not be present or represented at any meeting of the stockholders, then the chairman of the meeting or the holders of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote, by the affirmative vote of a majority in voting power thereof, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by law, the Certificate or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by law, the Certificate or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

Section 2.8             Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting (as authorized by the Board in its sole discretion pursuant to Section 211(a)(2) of the General Corporation Law of the State of Delaware), are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) calendar days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 2.9             Voting Rights and Proxies.

(a)             Voting Rights. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of the State of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Except as otherwise provided in the provisions of Section 213 of the General Corporation Law of the State of Delaware (relating to the fixing of a date for determination of stockholders of record), or as may be otherwise provided in the Certificate or in any resolution or resolutions of the Board creating any series of Preferred Stock pursuant to the Certificate, each stockholder of record of the Corporation shall be entitled, at each meeting of the stockholders, to one (1) vote for each share of stock having voting power held by such stockholder. In all matters, other than the election of directors and except as otherwise required by law, the Certificate or these Bylaws, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy at the meeting at which a quorum is present and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected in the manner provided in Section 3.3.

(b)             Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, signed by the stockholder and filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the General Corporate Law of the State of Delaware or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of the State of Delaware. Without affecting any vote previously taken, a stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

Section 2.10           Joint Owners of Stock. Subject to the provisions of Section 217 of the General Corporation Law of the State of Delaware, if shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) person votes, his act binds all; (b) if more than one (1) person votes, the act of the majority so voting binds all; and (c) if more than one (1) person votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

Section 2.11           Organization.

(a)             At every meeting of stockholders, the Chairman of the Board or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority-in-interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

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(b)             The Board may, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the Corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the Chairman of the meeting may appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the General Corporate Law of the State of Delaware or other applicable law.

(c)             The Board of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate, or convenient. Subject to such rules and regulations of the Board, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate, or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants, and regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

Section 2.12           Fixing the Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

ARTICLE III

DIRECTORS

Section 3.1             General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the power and authorities that these Bylaws expressly confer upon them, the Board may adopt such rules and procedures, not consistent with the Certificate, these Bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

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Section 3.2             Number of Directors. The authorized number of directors of the Corporation shall not be less than one (1) nor more than seven (7); provided, however, the authorized number may be changed from time to time by the Board pursuant to a resolution duly adopted. No reduction of the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.

Section 3.3             Election, Tenure and Qualification.

(a)             Directors shall be elected at the annual meeting of the stockholders of the Corporation by a plurality of votes. Each director who is elected shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

(b)            Directors need not be stockholders of the Corporation unless so required by the Certificate or these Bylaws, wherein other qualifications for directors may be prescribed. Each director must be a natural person at least 18 years of age. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.4             Vacancies. Unless otherwise provided in the Certificate, any vacancies on the Board resulting from death, resignation, disqualification, removal, or other causes, and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under this Bylaw in the case of the death, removal, or resignation of any director.

Section 3.5             Resignation. Any director may resign at any time by written notice or by electronic transmission to the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

Section 3.6             Removal. Except as provided in the Certificate or these Bylaws, any director or the entire Board may be removed, with or without cause, by the holders of two-thirds (2/3) of shares entitled to vote at an election of directors.

Section 3.7            Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

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Section 3.8             Regular Meetings. Regular meetings of the Board may be held at such time and place, within or without the State of Delaware, as shall from time to time be determined by the Board.

Section 3.9             Special Meetings. Unless otherwise restricted by the Certificate, special meetings of the Board may be held at any time and place, within or without the State of Delaware, whenever called by the Chairman of the Board, the President, or any two of the directors.

Section 3.10           Notice of Meetings. Notice of the time and place of all meetings of the Board shall be given orally or in writing, by telephone, facsimile, or e-mail, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three calendar (3) days before the date of the meeting, at such address as such director shall have filed in writing with the Secretary, or in the absence of such filing, to the last known post office address of such director. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.11           Waiver of Notice. The transaction of all business at any meeting of the Board, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall give a waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. Whenever notice is required to be given under any provisions of the General Corporation Law of the State of Delaware, the Certificate or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the General Corporation Law of the State of Delaware, the Certificate or these Bylaws.

Section 3.12          Quorum. Except as may be otherwise specifically provided by statute, the Certificate or these Bylaws, a quorum of the Board shall consist of a majority of the exact number of directors fixed from time to time by the Board in accordance with the Certificate; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board, without notice other than by announcement at the meeting. If only one director is authorized, such sole director shall constitute a quorum.

Section 3.13           Voting. At each meeting of the Board at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate, or these Bylaws.

Section 3.14           Adjourned Meeting. If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

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Section 3.15          Board Action by Written Consent Without Meeting. Unless otherwise restricted by the General Corporation Law of the State of Delaware, the Certificate or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing(s) or electronic transmission(s) are filed with the minutes of proceedings of the Board or of such committee.

Section 3.16           Fees and Compensation. Unless otherwise restricted by the General Corporation Law of the State of Delaware, the Certificate or these Bylaws, directors shall be entitled to such compensation for their services as may be approved by the Board, including, if so approved, by resolution of the Board, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board and at any meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 3.17          Organization. At every meeting of the directors, the Chairman of the Board or, if a Chairman has not been appointed or is absent, the President or, if the President is absent, the most senior Vice President or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE IV

COMMITTEES

Section 4.1             General. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have the power or authority in reference to: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by Chapter 1 of the General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the Corporation.

Section 4.2             Term. Each member of a committee of the Board shall serve a term on the committee coexistent with such member’s term on the Board. The Board, subject to the provisions of Section 4.1, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board. The Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal, or increase in the number of members of the committee. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

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Section 4.3             Meetings. Unless the Board shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 4.3 shall be held at such times and places as are determined by the Board or by any such committee and, when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of the time and place of special meetings of the Board. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE V

OFFICERS

Section 5.1             Officers Designated. The officers of the Corporation shall include, if and when designated by the Board, the Chairman of the Board, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, and the Treasurer. The Board may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless prohibited by law.

Section 5.2             Election and Term. The officers of the Corporation, except as may be appointed in accordance with the provisions of Section 5.5 of these Bylaws, shall be chosen by the Board, which shall consider such subject at its first meeting after every annual meeting of stockholders, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. A failure to elect officers shall not dissolve or otherwise affect the Corporation.

Section 5.3            Removal and Resignation. Subject to the rights, if any, of an officer under contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board then in office at any regular or special meeting of the Board, or by the unanimous written consent of the directors then in office, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.4             Vacancies. Any vacancy occurring in any office of the Corporation shall be filled by the Board.

Section 5.5             Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

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Section 5.6             Chairman of the Board. The Chairman of the Board, if such an officer be elected from among the directors of the Corporation, shall, if present, preside at all meetings of the stockholders and the Board. The Chairman of the Board shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board shall designate from time to time. If there is no Chief Executive Officer or President, then the Chairman of the Board shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 5.7.

Section 5.7             President. The President shall preside at all meetings of the stockholders and at all meetings of the Board, unless the Chairman of the Board has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall serve as Chief Executive Officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as may be prescribed for him or her by the Board, these Bylaws, the Chief Executive Officer or the Chairman of the Board from time to time.

Section 5.8             Vice President. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time.

Section 5.9             Secretary. The Secretary shall attend all meetings of the stockholders and of the Board and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time.

Section 5.10          Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital and retained earnings the Corporation, in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board or the President. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time.

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Section 5.11           Treasurer. The Treasurer shall, in the absence of the Chief Financial Officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer and shall have such other powers and perform such other duties as from time to time may be prescribed by the Board, these Bylaws, the Chief Executive Officer or the President.

Section 5.12          Authority and Duties of Officers. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as are provided in these Bylaws or as may be designated from time to time by the Board.

Section 5.13          Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 5.14           Compensation of Officers. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board or by a committee thereof. Except as otherwise required by law or regulation, the Board may delegate to an officer of the Corporation the power to fix the compensation of all other officers of the Corporation.

ARTICLE VI

STOCK CERTIFICATES AND THEIR TRANSFER

Section 6.1             Certificates Representing Shares. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate and applicable law, which may include, upon resolution or resolutions by the Board, uncertificated shares of any class or series that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, every holder of shares of such certificated stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.1 or otherwise required by law or with respect to this Section 6.1 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

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Section 6.2             Lost Certificates. Except as provided in this Section 6.2, no new certificates representing shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, or may require any transfer agent, if any, as a condition precedent to the issuance of a new certificate or certificates, the owner of the lost, stolen or destroyed certificate, or his, her or its legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 6.3             Transfers.

(a)             Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfer of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the President or any Vice President or the Treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

(b)             The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by law.

(c)             If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under any applicable state securities laws, the Corporation may restrict transfer of the shares and may place an appropriate legend on the certificates representing the shares restricting transfer and requiring an opinion of counsel acceptable to the Corporation before transmitting any transfer regarding compliance with applicable securities laws

Section 6.4             Transfer Agents and Registrars. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

ARTICLE VII

OTHER SECURITIES OF THE CORPORATION

Section 7.1            Execution of Other Securities. All bonds, debentures, and other corporate securities of the Corporation, other than stock certificates (covered above), may be signed by the Chairman of the Board, the President or any Vice President, or such other person as may be authorized by the Board, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that, where any such bond, debenture, or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture, or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture, or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture, or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture, or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture, or other corporate security so signed or attested shall have been delivered, such bond, debenture, or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

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ARTICLE VIII

DIVIDENDS

Section 8.1             Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate and applicable law, if any, may be declared by the Board pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate and applicable law.

Section 8.2             Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interests of the Corporation and the Board may modify or abolish any such reserve in the manner in which it was created.

Section 8.3             Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 8.4             Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE IX

INDEMNIFICATION

Section 9.1             Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director or officer and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 9.2 with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board to the fullest extent permitted by law. The right to indemnification conferred in this Section 9.2 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition (hereinafter an “Advancement of Expenses”); provided, however, that, if the General Corporation Law of the State of Delaware requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this ARTICLE IX or otherwise (hereinafter an “Undertaking”).

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Section 9.2             Right of Indemnitee to Bring Suit. If a claim under Section 9.1 of this ARTICLE IX is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this ARTICLE IX or otherwise shall be on the Corporation.

Section 9.3            Non-Exclusivity of Rights. The rights of indemnification and to the Advancement of Expenses conferred in this ARTICLE IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 9.4            Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such person to which rights to indemnification have been granted as provided in this ARTICLE IX shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder.

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Section 9.5             Indemnification of Employees or Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this ARTICLE IX with respect to the indemnification and Advancement of Expenses of directors or officers of the Corporation.

Section 9.6             Indemnification Contracts. The Board is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or the enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board so determines, greater than, those provided for this ARTICLE IX.

Section 9.7             Effect of Amendment. Any amendment, repeal or modification of any provision of this ARTICLE IX by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

ARTICLE X

GENERAL PROVISIONS

Section 10.1          Execution of Corporate Instruments. The Board may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Unless otherwise specifically determined by the Board or otherwise required by law, promissory notes, deeds of trust, mortgages, and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by: (a) the Chairman of the Board, or the President or any Vice President; and (b) by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board shall authorize so to do. Unless authorized or ratified by the Board or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 10.2          Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board or, in the absence of such authorization, by the Chairman of the Board, the Chief Executive Officer, the President, or any Vice President.

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Section 10.3          Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board Directors.

Section 10.4          Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee, or agent shall be in writing and may in every instance be effectively given by hand delivery, by mail, postage paid, by facsimile transmission, or by electronic transmission. Any such notice shall be addressed to such stockholder, director, officer, employee, or agent at such stockholder’s last known address as it appears on the books of the Corporation. The time when such notice shall be deemed received, if hand delivered, or dispatched, if sent by mail or facsimile or electronic transmission, shall be the time of the giving of the notice.

Section 10.5          Notices by Electronic Transmission.

(a)            Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the General Corporation Law of the State of Delaware, the Certificate or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent, and (b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b)            Notice given pursuant to the above paragraph shall be deemed given (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (c) if by a posting on an electronic network together with a separate notice to the stockholder of such specific posting, upon the later of (i) such posting, and (ii) the giving of such separate notice, and (d) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or Assistant Secretary, the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall in the absence of fraud, be prima facie evidence of the facts stated therein.

(c)            For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. This Section 10.5 shall not apply to Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (attachment of shares of stock) of the General Corporation Law of the State of Delaware.

Section 10.6          Corporate Seal. The seal of the Corporation shall be in such form as shall be approved by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced otherwise, as may be prescribed by law or custom or by the Board.

Section 10.7          Conflict with Applicable Law or Certificate. These Bylaws are adopted subject to any applicable law and the Certificate. Whenever these Bylaws may conflict with any applicable law or the Certificate, such conflict shall be resolved in favor of such law or the Certificate.

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Section 10.8          Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE XI

AMENDMENTS

Section 11.1          Amendments by the Board. These Bylaws may be amended, altered, changed, adopted and repealed or new Bylaws adopted by the Board.

Section 11.2         Amendments by the Stockholders. Notwithstanding Section 11.1 above, any vote of the stockholders to alter, amend, or repeal the following sections of these Bylaws in any respect shall require the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the outstanding voting power of the Corporation, voting together as a single class: (1) Section 2.2 (annual meeting); (2) Section 2.3(a) (timely notice to stockholders); (3) Section 2.3 (stockholder nominations and proposals); (4) Section 3.2 (number of directors); (5) Section 3.3 (election, tenure and qualification of directors); (6) Section 3.4 (vacancies on the Board) and (7) this ARTICLE XI.

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Appendix G

CHAPTER 92A - MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions.

NRS 92A.305 “Beneficial stockholder” defined.

NRS 92A.310 “Corporate action” defined.

NRS 92A.315 “Dissenter” defined.

NRS 92A.320 “Fair value” defined.

NRS 92A.325 “Stockholder” defined.

NRS 92A.330 “Stockholder of record” defined.

NRS 92A.335 “Subject corporation” defined.

NRS 92A.340 Computation of interest.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

NRS 92A.410 Notification of stockholders regarding right of dissent.

NRS 92A.420 Prerequisites to demand for payment for shares.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment.

NRS 92A.460 Payment for shares: General requirements.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

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NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

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NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

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3. Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

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2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

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2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

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NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment.

The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

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(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

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5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092; A 2009, 1727)

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ENER-CORE, INC.
9400 TOLEDO WAY
IRVINE, CA 92618

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	O	O	O

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Alain J. Castro 02 Michael J. Hammons 03 Christopher J. Brown 04 Jeffrey A. Horn 05 Bennet P. Tchaikovsky
06 Ian C. Copeland 07 Eric Helenek

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

		For	Against	Abstain
2	Approval and ratification of the appointment of SingerLewak LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.	O	O	O
3	Approval, on an advisory basis, of the compensation paid to the Companys named executive officers, as disclosed pursuant to the Securities and Exchange Commissions executive compensation disclosure rules and set forth in the proxy statement.	O	O	O
4	Approval of the Ener-Core, Inc. 2015 Omnibus Incentive Plan.	O	O	O
5	Approval of the reincorporation of the Company from the State of Nevada to the State of Delaware.	O	O	O
6	Approval of an adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 5.	O	O	O

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000253272_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report is/are available at www.proxyvote.com .

ENER-CORE, INC.
Annual Meeting of Stockholders
August 28, 2015 at 11:00 a.m., Eastern Daylight Time
This proxy is solicited by the Board of Directors

ENER-CORE, INC.

for the August 28, 2015 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of Ener-Core, Inc. (the "Company") to be held at **11:00 AM (EDT) on August 28, 2015** (the "Annual Meeting"), and the associated Proxy Statement; (b) appoints Alain J. Castro and Domonic J. Carney, or either of them, as Proxy, with the power to appoint a substitute; (c) authorizes each Proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.0001 per share, held of record by the undersigned at the close of business on July 14, 2015, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON OR PERSONS DESIGNATED AS PROXY.

0000253272_2 R1.0.0.51160

Continued and to be signed on reverse side